===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14A-12

                            Offshore Logistics, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                     [LOGO]


                            OFFSHORE LOGISTICS, INC.
                               POST OFFICE BOX 5-C
                           LAFAYETTE, LOUISIANA 70505


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Offshore Logistics, Inc. (the "Company") will be held at the Four Seasons Hotel, Houston, Texas on Monday, September 16, 2002, at 10:00 a.m. for the following purposes:

     1. To elect directors to serve until the next Annual Meeting of the Stockholders and until their successors are chosen and have qualified.

     2. To ratify the appointment of KPMG LLP as the Company's independent auditors for fiscal year 2003.

     3. To vote on a proposal to approve an amendment to the Offshore Logistics, Inc. 1994 Long Term Management Incentive Plan, increasing the number of shares authorized under that plan by one million shares.

     4. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

     The Board of Directors has fixed the close of business on July 23, 2002, as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

     STOCKHOLDERS WHO DO NOT ELECT TO ATTEND IN PERSON ARE REQUESTED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD USING THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                        By Order of the Board of Directors



                                        /s/  H. Eddy Dupuis
                                        ----------------------------------------
                                        H. Eddy Dupuis
                                        Secretary



Lafayette, Louisiana
July 29, 2002

I.                            GENERAL INFORMATION

Why did I receive this Proxy Statement?

     The Board of Directors of Offshore Logistics, Inc. ("the Company" or "we" or "us") is soliciting proxies to be voted at the Annual Meeting of Shareholders ("Annual Meeting") to be held on Monday, September 16, 2002, and at any adjournment of the Annual Meeting. When the Company asks for your proxy, we must provide you with a proxy statement that contains certain information specified by law. We are mailing this proxy statement and the enclosed proxy card to shareholders on approximately August 16, 2002. All proxies in the enclosed form that are properly executed and returned to the Company prior to the Annual Meeting will be voted at the Annual Meeting, and any adjournments thereof, as specified by the stockholders in the proxy or, if not specified, as set forth in this proxy statement.

What will the shareholders vote on at the Annual Meeting?

     Three items:

     .    election of directors
     .    ratification of the selection of the Company's independent auditors
     . approval of an amendment to the 1994 Long Term Management Incentive Plan (the "1994 Plan").

Will there be any other items of business on the agenda?

     We do not expect that any other items of business will be considered because the deadlines for shareholder proposals and nominations have already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

     Shareholders as of the close of business on July 23, 2002 (the "Record Date") may vote at the Annual Meeting. You have one vote for each share of common stock you held on the Record Date. As of July 23, 2002, we had 22,365,421 shares of common stock outstanding.

How many votes are required for the approval of each item?

     The nominees for director receiving a plurality of the votes cast will be elected. Abstentions and instructions to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as votes "against" a nominee.

     The appointment of independent auditors will be ratified if the votes cast for the proposal exceed those cast against the proposal. Abstentions and broker nonvotes (as defined below) will not be counted either for or against the proposal.

     The amendment to the 1994 Plan will be approved if the votes cast for the proposal exceed those cast against the proposal. Abstentions and broker nonvotes will not be counted either for or against the proposal.

What are "Broker Nonvotes"?

     If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares must be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For some proposals, such as election of directors, the broker may vote your shares at its discretion. But for other proposals, including the approval of the amendment to the 1994 Plan and the ratification of the appointment of independent auditors, the broker may not vote your shares at all. When that happens, it is called a "broker nonvote." Broker nonvotes are counted in determining the presence of a quorum at the Annual Meeting, but they are not counted for purposes of calculating the votes on particular matters considered at the Annual Meeting.

How do I vote by proxy?

     If you are a shareholder of record, you may vote your proxy by marking your enclosed proxy card to reflect your vote, signing and dating each proxy card you receive and return each proxy card in the enclosed self-addressed envelope. The shares represented by your proxy will be voted according to the instructions you give on your proxy card. In addition, you may vote your shares by telephone or via the Internet by following the instructions provided on the enclosed proxy card.

     You have the right to revoke your proxy at any time before the meeting by notifying the Company's Secretary in writing or by delivering a later-dated proxy. If you are a shareholder of record, you may also revoke your proxy by voting in person at the meeting.

How do I vote in person?

     If you are a shareholder of record, you may vote your shares in person at the meeting. However, we encourage you to vote by proxy card, even if you plan to attend the meeting.

How do I submit a shareholder proposal or nominate a director for the 2003 Annual Meeting?

     If a shareholder wishes to have a proposal considered for inclusion in next year's proxy statement, he or she must submit the proposal in writing so that we receive it by April 9, 2003. Proposals should be addressed to the Company's secretary, Post Office Box 5-C, Lafayette, Louisiana 70505. In addition, the Company's By-laws provide that any shareholder wishing to nominate a candidate for director or to propose any other business at the Annual Meeting must also give the Company written notice on or after June 18, 2003 but not later than July 18, 2003. That notice must provide certain other information as described in the By-laws. Copies of the By-laws are available to shareholders free of charge upon request to the Company's Secretary.

II.                           ELECTION OF DIRECTORS

     For fiscal year 2002, the number of members of our Board of Directors was fixed at eight. For fiscal year 2003, the Board has decided to fix the number of directors at ten. The term of office of all our present directors of the Company will expire on the day of the 2002 Annual Meeting upon the election of their successors. The directors elected at the 2002 Annual Meeting will serve until their respective successors are elected and qualified or until their earlier death or resignation.

     Unless authority to do so is withheld by the stockholder, each proxy executed and returned by a stockholder will be voted for the election of the nominees hereinafter named. Directors of the Company having beneficial ownership derived from presently existing voting power, as of July 23, 2002, of approximately 9% of the Company's Common Stock have indicated that they intend to vote for the election of all nominees. If any nominee withdraws or for any reason is unable to serve as a director, the persons named in the accompanying proxy either will vote for such other person as the management of the Company may nominate or, if the management does not so nominate such other person, will not vote for anyone to replace the nominee. The management of the Company knows of no reason that would cause any nominee to be unable to serve as a director or to refuse to accept nomination or election.

Who are this year's Nominees?

     Our present Board of Directors proposes for election the following ten nominees for director. Except for Mr. Tamblyn, Dr. Jungles and Mr. Cannon, each of the nominees named below is currently a director of the Company and each was elected at the Annual Meeting of stockholders held on September 17, 2001. Mr. Tamblyn, Dr. Jungles and Mr. Cannon are standing for election for the first time.

PETER N. BUCKLEY (1), age 59, and a resident of London, England and currently serves as the Chairman of Caledonia Investments plc (a British investment holding company). He joined our board in 1997 in connection with our investment in Bristow Aviation Holdings Limited. Mr. Buckley also serves as a director of Kerzner International, Ltd., whose shares trade on the New York Stock Exchange, and as a director of Close Brothers Group plc. He has served as a member of our Executive Committee since 2000 and our Nominating Committee since 2001.

STEPHEN J. CANNON, age 48, and a resident of Southlake, Texas. He is currently the President of DynCorp. International LLC, a technology company with annual revenues in excess of $600,000,000. From 1997 to 2000 he was Senior Vice President of DynCorp. Mr. Cannon has worked at DynCorp for 20 years and served in a variety of other capacities, including General Manager of its technical service subsidiary and Vice President of its aerospace technology subsidiary. Mr. Cannon is standing for election to our board for the first time.

JONATHAN H. CARTWRIGHT (1), age 48, and a resident of London, England, where he is the Finance Director of Caledonia Investments plc. He, too, joined our board in 1997 in conjunction with our investment in Bristow Aviation Holdings Limited. He has served as a member of our Audit Committee since 1997 and our Compensation Committee since 2001.

DAVID M. JOHNSON, age 63, and a resident of Houston, Texas. He joined our board in 1983. He has served as a member of our Compensation and Audit Committees for over ten years. He is currently the Chairman of the Board of Q Services, an oilfield service company with annual revenues over $200,000,000, and served as the President of Q Services from 1997 to 1999. Mr. Johnson also serves on the boards of Champion Technologies and Permian Mud Service, Inc., both private companies with annual revenues in excess of $600,000,000.

KENNETH M. JONES, age 68, and a resident of Flat Rock, North Carolina. Mr. Jones was a founding director of Offshore Logistics, Inc. and served as President and Chief Operating Officer from 1969 until 1984. During this period he was a director of the Helicopter Association International and the American Helicopter Society. He retired from our Company in 1984 to manage an oil royalty investment trust, but he has served continuously as a director since 1969 to the present. In October 2001, Mr. Jones was elected as

Chairman of the Board of our Company and is currently serving in that capacity. In addition, he serves on our Compensation, Nominating and Executive Committees.

PIERRE H. JUNGELS, CBE, age 58, and a resident of Enborne, England. Dr.
Jungels is currently serving a two year term as President of the Institute of Petroleum. From 1996 through 2001 he served as a director and Chief Executive Officer of Enterprise Oil plc, one of the largest independent European oil companies at the time. In 1996, Dr. Jungels served as the managing director of exploration and production at British Gas plc. From 1975 through 1995 he served in a variety of capacities at Petrofina S.A. and its predecessors, including serving as a director of FINA, Inc., as Managing Director and Chief Executive Officer of FINA, plc (U.K.) and Chief Executive Officer of FINA Angola. Dr. Jungels is standing for election to our board for the first time.

GEORGE M. SMALL, age 57, and a resident of Lafayette and currently the Chief Executive Officer of our Company. Mr. Small joined our Company in 1977 and has served in a variety of capacities since that time, including Chief Financial Officer from 1986 to 1997, President from 1987 to the present, Chief Operating Officer from 1999 to May 2002, and Chief Executive Officer from May 2002 to the present. He has been a director since 1986.

KEN C. TAMBLYN, age 59, and a resident of Folsom, Louisiana. Mr. Tamblyn spent the first 20 years of his business career as a certified public accountant with Peat Marwick, a predecessor of KPMG. In 1986 he joined Tidewater, Inc. as Executive Vice President and Chief Financial Officer. He served in that capacity until his retirement in August 2000. Mr. Tamblyn is a member of the board of directors of Howell Corporation, an oil exploration and production company whose stock trades on the New York Stock Exchange. He serves as Chairman of the Audit Committee of Howell Corporation. Mr. Tamblyn is now standing for election to our board for the first time.

ROBERT W. WALDRUP, age 58, and a resident of Kingwood, Texas who joined our board in 2001. Mr. Waldrup is one of the founders of Newfield Exploration Company where he served as the Vice President of Operations and as a director from 1992 until his retirement in 2001. Mr. Waldrup currently serves as the director of two privately held companies, Fiber Dynamics, Inc., a manufacturer of fiber optic sensors, and Marine Spill Response Corporation, which provides environmental cleanup services. He served on our Audit and Compensation Committees since 2001.

HOWARD WOLF, age 67, and a resident of Austin, Texas. Mr. Wolf is a senior partner in the international law firm of Fulbright & Jaworski. Mr. Wolf joined our board in 1986 and served as Chairman thereof from 1986 to 1995. He currently serves on our Nominating and Executive Committees. Mr. Wolf is also a director of Stewart & Stevenson Services, Inc., where he serves on the Compensation and Management Development Committees.

________________
(1) Peter N. Buckley and Jonathan H. Cartwright, directors and executive officers of Caledonia Industrial & Services Limited ("CIS"), were designated by CIS and elected to the Board of Directors of the Company in February 1997 pursuant to a Master Agreement dated December 12, 1996 among the Company, CIS and certain other persons in connection with the Company's acquisition of 49% and other substantial interests in Bristow Aviation Holdings Limited. The Master Agreement provides that so long as CIS owns
     (1) at least 1,000,000 shares of Common Stock of the Company or (2) at least 49% of the total outstanding ordinary shares of Bristow Aviation Holdings Limited, CIS will have the right to designate two persons for nomination of the Company's Board of Directors and to replace any directors so nominated.


III.                    CORPORATE GOVERNANCE PRINCIPLES

     During the last fiscal year, our Board adopted Corporate Governance Principles. A summary of these Corporate Governance Principles is attached as Appendix A.

IV.                   COMMITTEES of the BOARD OF DIRECTORS

     For the first three quarters of the fiscal year ended March 31, 2002, each non-employee member of the Board of Directors received $2,000 per quarter. For the last quarter, each non-employee director received $5,000. Non-employee directors also received $1,000 for each meeting attended, including committee meetings. Pursuant to the 1991 Nonqualified Stock Option Plan for Non-employee Directors, on September 17, 2001 each non-employee director received options to purchase 2,000 shares of the Company's common stock, at an exercise price equal to the fair market value. (1)

     Effective October 1, 2001, Mr. Jones no longer receives these quarterly and per meeting fees. On that date, he received options to purchase 50,000 shares of the Company common stock at an exercise price equal to the fair market value on the date of grant with an expiration date of February 11, 2012. In addition, his director's fees were increased to $12,000 per month. The Board of Directors increased the fees paid to directors and the Chairman after reviewing a study of directors' fees prepared by the Company's independent public accountants in December 2001.

     In addition, Mr. Wolf is a partner of the law firm of Fulbright & Jaworski, which provides legal services to the Company. During fiscal year 2002, the Company paid Fulbright & Jaworski $120,082, a portion of which related to Mr. Wolf's services as a director of the Company and its non-majority owned entity, Bristow Aviation Holdings Limited. Mr. Buckley and Mr. Cartwright also serve as directors of Bristow Aviation Holdings Limitd, and during fiscal year 2002 CIS was paid (Pounds)35,304 and (Pounds)23,576, respectively, for their services.

     The Board of Directors held ten meetings during the past fiscal year. During this period, no incumbent director other than David Johnson attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors during the period in which he was a director and (ii) the total number of meetings held by all committees on which he served during the period in which he was a director.

     Our Board of Directors has the following committees:

-----------------------------------------------------------------------------------------------------------------
 Name of Committee and Members     Function of Committee                      Number of Meetings in Fiscal 2002
 -----------------------------     ---------------------                      ---------------------------------

-----------------------------------------------------------------------------------------------------------------
 EXECUTIVE                         . Authorized to act on behalf of the                       0
                                     full Board on broad range of issues
   Peter Buckley
   Howard Wolf
   Kenneth Jones

-----------------------------------------------------------------------------------------------------------------
 AUDIT (2)                         . Makes recommendations regarding                          3
                                     selection and discharge of
   Jonathan Cartwright               independent auditors
   David Johnson
   Robert Waldrup                  . Oversees auditing and related
                                     professional services

                                   . Reviews audit results with auditors

                                   . Reviews management control
                                     procedures with auditors

-----------------------------------------------------------------------------------------------------------------
 COMPENSATION                      . Recommends compensation                                  2
                                     arrangements for management and
   Jonathan Cartwright               directors
   David Johnson
   Kenneth Jones (3)               . Administers stock incentive plans
   Robert Waldrup
                                   . Grants options or other benefits
                                     under the 1994 Plan

-----------------------------------------------------------------------------------------------------------------
 NOMINATING (4)                    . Recommends nominees for director                         1

   Peter Buckley
   Kenneth Jones
   Howard Wolf
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
     Kenneth Jones
     Howard Wolf
-----------------------------------------------------------------------------------------------------------------

FN (1) The 1991 Nonqualified Stock Option Plan for Nonemployee Directors, as amended (the "1991 Plan") provides for the granting to directors who are not employees of the Company (the "Nonemployee Directors") of nonqualified options to purchase Common Stock. The 1991 Plan is administered by the Board of Directors. A total of 127,500 shares of Common Stock have been reserved at March 31, 2002 for issuance upon the exercise of options under the 1991 Plan, subject to adjustment in the event of stock splits, stock dividends and similar changes in the Company's capital stock.

        As of September 24, 1991, the date as of which the 1991 Plan was adopted by the Board of Directors, Nonemployee Directors were granted automatically options to purchase 500 shares of stock for each year of continuous service plus 2,000 shares. As of the date of the Company's Annual Meeting of Stockholders in each year that the 1991 Plan is in effect beginning with the Annual Meeting held on December 1, 1992, each Nonemployee Director (except for the Chairman as discussed above) who is elected or re-elected, or otherwise continues as a director of the Company following such Annual Meeting, will be granted an option to purchase 2,000 shares of Common Stock. However, no such options shall be granted to any Nonemployee Director who during the preceding 12 months missed 50% or more of the meetings of the Board of Directors and committees on which he served.

        The option price per share for each option granted under the 1991 Plan is the fair market value of the Common Stock on the date of grant. Under the 1991 Plan, options are not exercisable until six months after the date of the grant. The 1991 Plan terminates on, and no options shall be issued after, the date of the Annual Meeting of stockholders in 2003 and any options outstanding on that date will remain outstanding until they have either expired or been exercised.

FN (2) All current members of the Audit Committee are independent as defined in the NASDAQ rules. During fiscal year 2002, the Company revised its Audit Committee charter, which is attached as Appendix B.

FN (3) Mr. Jones served as our President and Chief Operating Officer from 1969 to 1984.

FN (4) The Company's By-laws provide that any stockholder wishing to nominate a candidate for director at the Annual Meeting must give the Company advance written notice. In general, written notice must be received by the Secretary of the Company not less than 60 days, nor more than 90 days, prior to the first anniversary of the preceding year's Annual Meeting and must contain certain specified information concerning the person to be nominated, as well as certain information concerning the stockholder submitting the nomination or proposal. All such nominations or proposals must be addressed to the Secretary of the Company.

V.                           SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Holdings of Principal Stockholders

     The following table shows as of July 23, 2002, certain information with respect to beneficial ownership of the Company's Common Stock by any person known by the Company to be the beneficial owner of more than five percent of any class of voting securities of the Company.

                                                                Amount
                                                             Beneficially      Title         Percent
     Name and Address of Beneficial Owner                       Owned         of Class     of Class (1)
     ------------------------------------                    ------------     --------     ------------
     Caledonia Industrial & Services Limited
     Cayzer House, 30 Buckingham Gate
     London, England SW1 E6NN ..........................     1,752,754(2)      Common          7.8%

     Neuberger Berman, Inc.
     605 Third Avenue
     New York, NY 10158-3698 ...........................     1,356,377(3)      Common          6.1%

     Dimensional Fund Advisors
     1299 Ocean Avenue, 11/th/ Floor
     Santa Monica, CA 90401 ............................     1,563,900(4)      Common          7.0%

     Systematic Financial Management LP
     Glenpointe East, 7/th/ Floor
     300 Frank W Burr Boulevard
     Teaneck, NJ 07666 .................................     1,422,376(5)      Common          6.4%

     FMR Corp.
     82 Devonshire Street
     Boston, MA 02109 ..................................     2,187,940(6)      Common          9.8%
=======================================================================================================

(1) Percentage of the Common Stock of the Company outstanding as of July 23, 2002.

(2) According to a Schedule 13D/A filed on October 5, 2000 by (i) Caledonia Industrial & Services Limited ("CIS") as the direct beneficial owner of 1,752,754 of such shares of Common Stock; (ii) Caledonia Investments plc ("Caledonia") as an indirect beneficial owner given that Caledonia is the holder of all of the outstanding capital stock of CIS; (iii) The Cayzer Trust Company Limited ("Cayzer Trust") as an indirect beneficial owner given that its direct holdings of the securities of Caledonia represent indirect holdings of the stock of CIS; and (iv) Sterling Industries PLC ("Sterling") which, as of March 31, 2000, is no longer an indirect beneficial owner given that it has no direct voting holdings of Caledonia, the foregoing shares of Common Stock include 452,754 shares of Common Stock that may be acquired upon conversion of $10,350,000 of the Company's 6% Convertible Subordinated Notes due 2003 at an assumed conversion price of $22.86 per share ("6% Notes"). CIS, Caledonia, and Cayzer Trust have shared voting and dispositive power over the 1,752,754 shares of Common Stock.

(3) According to a Schedule 13G/A filed on February 11, 2002 with the Securities and Exchange Commission, Neuberger Berman, Inc. has sole voting power with respect to 536,277 of such shares of Common Stock shared voting power with respect to 820,100 shares of Common Stock, shared dispositive power with respect to 1,356,377 of such shares of Common Stock, and beneficially owns 1,356,377 of such shares of Common Stock.

(4) According to a Schedule 13G/A filed on January 30, 2002 with the Securities and Exchange Commission, Dimensional Fund Advisors has sole voting and dispositive power with respect to and beneficially owns 1,563,900 of such shares of Common Stock.

(5) According to a Schedule 13G/A filed on February 13, 2002 with the Securities and Exchange Commission, Systematic Financial Management LP has shared voting power and sole dispositive power with respect to and beneficially owns 1,422,376 of such shares of Common Stock.

(6) According to Schedule 13G filed on February 14, 2002 with the Securities and Exchange Commission, FMR Corp. has sole voting power with respect to 733,000 of such shares of Common Stock, sole dispositive power with respect to 2,187,940 of such shares of Common Stock, and beneficially owns 2,187,940 of such shares of Common Stock.

Holdings of Directors, Nominees and Executive Officers

     The following table shows as of July 23, 2002, certain information with respect to beneficial ownership of the Company's Common Stock by (i) each director or nominee, (ii) each of the executive officers named in the Summary Compensation Table on page 10 of this proxy statement, and (iii) all of the Company's directors and executive officers as a group:

                                                    Amount
                                                  Beneficially      Title        Percent
         Name of Beneficial Owner                  Owned (1)       of Class    of Class (2)
         ------------------------                  ---------       --------    ------------
     Hans J. Albert ...........................      57,337        Common             *
     Peter N. Buckley .........................   1,762,754 (3)    Common           7.9%
     Stephen J. Cannon ........................           0        N/A              N/A
     Jonathan H. Cartwright ...................   1,762,754 (3)    Common           7.9%
     Louis F. Crane ...........................     184,000        Common             *
     Gene Graves ..............................      57,732        Common             *
     David M. Johnson .........................      38,000        Common             *
     Kenneth M. Jones .........................      72,500        Common             *
     Pierre H. Jungels ........................           0        N/A              N/A
     Drury A. Milke ...........................      64,428        Common             *
     George M. Small ..........................      93,227        Common             *
     Ken C. Tamblyn ...........................           0         N/A             N/A
     Robert W. Waldrup ........................      12,000        Common             *
     Howard Wolf ..............................      14,490        Common             *

     All Directors and Executive Officers
      as a Group (20 persons)(3)(4) ...........   2,482,342        Common          11.1%
-------------------------------------------------------------------------------------------

* Less than 1%.

(1) Based on information as of July 23, 2002, supplied by directors and executive officers. Unless otherwise indicated, all shares are held by the named individuals with sole voting and investment power. Stock ownership described in the table includes for each of the following directors or executive officers options to purchase within 60 days after July 23, 2002, the number of shares of Common Stock indicated after such director's or executive officer's name: Hans J. Albert - 52,500 shares; Peter N. Buckley
     - 10,000 shares; Jonathan H. Cartwright - 10,000 shares; Louis Crane - 166,000 shares; Gene Graves - 35,000 shares; David M. Johnson - 26,000 shares; Kenneth M. Jones - 70,000 shares; Drury A. Milke - 55,000 shares; George M. Small -75,000 shares; Howard Wolf - 12,000 shares and Robert W. Waldrup - 2,000 shares and the following number of shares of Common Stock which were vested at June 30, 2002, under the Company's Employee Savings and Retirement Plan (the "401(k) Plan"), based on the 401(k) Plan statement dated June 30, 2002: Hans J. Albert - 3,698 shares; Gene Graves - 9,563 shares; Drury A. Milke - 7,013 shares and George M. Small - 11,389 shares. Shares held in the 40l(k) Plan are voted by the trustee.

(2) Percentages of the Common Stock of the Company outstanding as of July 23, 2002.

(3) Because of the relationship of Messrs. Buckley and Cartwright to CIS, Messrs. Buckley and Cartwright may be deemed indirect beneficial owners of the securities of the Company owned by CIS (see "Holdings of Principal Stockholders"). Pursuant to Rule 16a-1(a)(3), both Mr. Buckley and Mr. Cartwright are reporting indirect beneficial ownership of the entire amount of securities of the Company owned by CIS. Messrs. Buckley and Cartwright disclaim beneficial ownership of the securities owned by CIS.

(4) Including 632,500 shares, which may be acquired within 60 days of July 23, 2002 upon exercise of options.

VI.                EXECUTIVE COMPENSATION

     The following table sets forth the aggregate cash and non-cash compensation paid by the Company and its subsidiaries for services rendered during the last three fiscal years ended March 31, 2002 to the Chief Executive Officer of the Company and its four other most highly compensated executive officers who were serving as such on March 31, 2002.

                           Summary Compensation Table

                                                 Annual Compensation           Long-Term Compensation
                                             ---------------------------
                                                                                      Awards (3)
-----------------------------------------------------------------------------------------------------------------------------

                                                                                               Securities
                                Fiscal                              Other Annual Restricted    Underlying      All Other
                                Year                        Bonus   Compensation    Stock        Options/     Compensation
 Name & Principal Position      Ended       Salary($)      ($) (1)    ($) (2)    Award(s)($)     SARs(#)        ($) (4)
-----------------------------------------------------------------------------------------------------------------------------
George M. Small (5) (7) .....   2002        $250,000      $125,000     $  0         $  0          25,000        $ 17,700
-----------------------------------------------------------------------------------------------------------------------------
President and                   2001        $250,000      $300,000     $  0         $  0          20,000        $ 17,700
-----------------------------------------------------------------------------------------------------------------------------
Chief Operating Officer         2000        $235,000      $ 35,300     $  0         $  0          35,000        $ 16,752
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Drury A. Milke (5) (7) ......   2002        $195,833      $100,000     $  0         $  0          20,000        $ 17,748
-----------------------------------------------------------------------------------------------------------------------------
Executive Vice President,       2001        $175,000      $175,000     $  0         $  0          15,000        $ 17,898
-----------------------------------------------------------------------------------------------------------------------------
International Operations        2000        $167,500      $ 20,900     $  0         $  0          25,000        $ 15,483
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Hans J. Albert (5) ..........   2002        $196,667      $100,000     $  0         $  0          20,000        $ 17,816
-----------------------------------------------------------------------------------------------------------------------------
Executive Vice President,       2001        $180,000      $180,000     $  0         $  0          15,000        $ 18,117
-----------------------------------------------------------------------------------------------------------------------------
Corporate Development           2000        $175,000      $ 21,900     $  0         $  0          25,000        $ 15,657
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Gene Graves (5) .............   2002        $191,667      $ 97,500     $  0         $  0          20,000        $ 28,213
-----------------------------------------------------------------------------------------------------------------------------
Vice President, Marketing       2001        $175,000      $175,000     $  0         $  0          15,000        $ 28,363
-----------------------------------------------------------------------------------------------------------------------------
                                2000        $172,500      $ 21,600     $  0         $  0          25,000        $ 25,968
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Louis F. Crane (6) ..........   2002        $151,667      $      -     $  0         $  0          40,000        $450,000
-----------------------------------------------------------------------------------------------------------------------------
Chairman of the Board and       2001        $260,000      $312,000     $  0         $  0          20,000        $      0
-----------------------------------------------------------------------------------------------------------------------------
Chief Executive Officer         2000        $120,000      $ 56,000     $  0         $  0          50,000        $      0
-----------------------------------------------------------------------------------------------------------------------------

 ____________________
 (1) Cash bonuses are listed in the fiscal year earned but were paid partially or entirely in the following fiscal year. Under the terms of the 1994 Long-Term Management Incentive Plan (the "1994 Plan"), certain participants may elect to receive all or a portion of their awarded bonus in the form of restricted stock. These amounts (including the 20% additional awards in restricted stock provided as a deferral incentive) are reflected in the "Restricted Stock Award(s)" column, although the restricted stock awards were not made until the following year.

 (2) The stated amounts exclude perquisites and other personal benefits because the aggregate amounts paid to or for any executive officer as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation did not exceed the lesser of $50,000 or 10% of salary and bonus for fiscal 2002, 2001 and 2000.

 (3) The Company awarded no restricted stock to these individuals for the 2002, 2001 and 2000 fiscal years. All options granted to the named executive officers in fiscal 2002, 2001 and 2000 were awarded pursuant to the 1994 Plan.

 (4) The stated amounts for Messrs. Small, Milke, Albert and Graves consist of the Company's contributions made pursuant to the Company's Employee Savings and Retirement Plan (the "401(k) Plan"), all of which are 100% vested, and the cost to the Company for premiums on Company-owned life insurance policies that the Company maintains for certain key employees. During the fiscal year ended 2002, the expense to the Company for the life insurance premiums were $ 7,500; $ 7,548; $ 7,616 and $18,013 for Messrs. Small, Milke, Albert and Graves, respectively, and the Company's contributions to the 401(k) Plan were $10,200; $10,200; $10,200 and $10,200 for Messrs. Small, Milke, Albert and Graves, respectively.

 (5)   See "Severance and Change-of-Control Agreements".

(6) Mr. Crane was elected Chief Executive Officer on September 20, 1999. Pursuant to an Agreement between the Company and Mr. Crane executed January 7, 2002, and effective October 18, 2001 (the "Crane Agreement"), Mr. Crane resigned his positions as a director and Chief Executive Officer. Mr. Crane was paid a fee for serving as Chairman determined annually by the Board of Directors. Mr. Crane was also granted awards under the 1994 Plan determined annually by the Board of Directors. Mr. Crane was not included in any other benefit plans of the Company. Pursuant to the Crane Agreement, the Company paid Mr. Crane $450,000 in the fourth quarter of fiscal year 2002.

(7) Effective May 7, 2002, Mr. Small was appointed Chief Executive Officer of the Company and will retain the title of President. Mr. Milke was appointed President of Air Logistics, L.L.C., a wholly owned subsidiary of the Company.

                      Option/SAR Grants in Last Fiscal Year

     The following table shows, as to the named executive officers, information about option/SAR grants during the 2002 fiscal year:

                                                  Individual Grants
------------------------------------------------------------------------------------------------------------
                                  Number of     % of Total
                                 Securities    Options/SARs
                                 Underlying     Granted to     Exercise
                                Options/SARs   Employees in      Price    Expiration      Grant Date
            Name               Granted (#)(1)   Fiscal Year    ($/Share)     Date      Present Value (2)
George  M. Small............       25,000           9.6%        $ 21.34    6/1/2011        $258,905
Drury A. Milke..............       20,000           7.6%        $ 21.34    6/1/2011        $207,124
Hans J. Albert..............       20,000           7.6%        $ 21.34    6/1/2011        $207,124
Gene Graves.................       20,000           7.6%        $ 21.34    6/1/2011        $207,124
Louis F. Crane..............       40,000          15.3%        $ 21.34    6/1/2011        $414,248

___________________

(1) These awards were made pursuant to the 1994 Plan, have a ten-year term, have an exercise price equal to the fair market value (as defined in the 1994 Plan) of the Common Stock on the grant date, and include the right of the Company to purchase all or any part of the shares of Common Stock issuable upon exercise of the options by paying to the optionee an amount, in cash or Common Stock, equal to the excess of the fair market value of the Company's Common Stock on the effective date of such purchase over the exercise price per share. These options became exercisable one year from the date they were granted. Options granted under the 1994 Plan may be exercised for cash and may also be paid for by delivering to the Company unrestricted Common Stock already owned by the optionee or by the Company withholding shares otherwise issuable upon exercise of the options (or a combination thereof), as well as in such other manner as may be authorized by the committee administering the 1994 Plan (the "Committee"). Options under the 1994 Plan also grant the optionee the right, if the optionee makes payment of the exercise price by delivering shares of Common Stock held by the optionee, to purchase the number of shares of Common Stock delivered by the optionee in payment of the exercise price (a "Replacement Option"). Replacement Options are exercisable at a price equal to the fair market value of the Common Stock of the Company as of the date of the grant of the Replacement Option. The options granted under the 1994 Plan also provide for certain "cashout" rights following a Change In Control (as defined in the 1994 Plan). The options granted under the 1994 Plan also provide that, subject to certain conditions, the Committee may permit the optionee to pay all or a portion of any taxes due with respect to exercise of the options (a) by electing to have the Company withhold shares of Common Stock due to the optionee upon exercise of the option or (b) by delivering to the Company previously owned shares of Common Stock. For more information about the 1994 Plan, please see the section of this proxy statement entitled "Items of Business To Be Acted Upon at the Meeting -
     Item 3. Proposal to Amend the 1994 Plan."

(2) The present value for these options was estimated at the date of grant, using the Black-Scholes option-pricing model. The following assumptions were used to obtain the grant-date present value: expected volatility of 57.15%, risk-free interest rate of 4.72%, no dividend yields and an expected life of approximately 4 years, based on weighted average historical lives.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                                       and
                        Fiscal Year End Option/SAR Values

      The following table shows, as to the named executive officers, the aggregate option exercises during fiscal year 2002 and the values of unexercised options as of March 31, 2002:

                                                             Number of Securities          Value of Unexercised
                                                            Underlying Unexercised             In-the-Money
                                                            Options/SARs at FY End      Options/SARs at FY End (1)
                                                            ----------------------      --------------------------

                            Shares
                           Acquired         Value
         Name            on Exercise       Realized      Exercisable    Unexercisable    Exercisable   Unexercisable
         ----            -----------       --------      -----------    -------------    -----------   -------------
George M. Small......       35,000        $485,596          50,000          25,000      $  258,700       $  5,250
Drury A. Milke.......            -        $      -          35,000          20,000      $  187,650       $  4,200
Hans J. Albert......         2,500        $ 20,348          32,500          20,000      $  181,275       $  4,200
Gene Graves.........             -        $      -          15,000          20,000      $  136,650       $  4,200
Louis  F. Crane......            -        $      -         126,000          40,000      $1,177,125       $  8,400

______________________
(1) The dollar amounts shown in this column represent the aggregate excess of the market value of the shares underlying the unexercised in-the-money options as of March 31, 2002, over the aggregate exercise price of the options.

                  Severance and Change-of-Control Arrangements

      The Company has entered into change of control agreements (the "Change of Control Agreements") with certain executive officers. The Change of Control Agreements for each executive officer provide for continued employment for a three year period following a Change of Control, as defined (the "Employment Term"). Should the officer's employment be terminated during the Employment Term for any reason other than death, disability or "Cause", as defined, or should the officer terminate his employment for "Good Reason", as defined, the officer will become entitled to certain benefits. The benefits include a lump sum payment equal to three times the sum of the officer's Annual Base Salary, as defined, and Highest Annual Bonus, as defined. Also, the officer will be entitled to continued welfare benefits under various Company plans and programs for a minimum of thirty-six months following the "Date of Termination", as defined, as well as outplacement services and other benefits. In addition, those officers who are parties to the Executive Welfare Benefit Agreements dated March 31, 1986 will, in the event of such termination, be treated as having been terminated without cause as of the Date of Termination, and the insurance policies provided under such Executive Welfare Benefit Agreements will be immediately transferred to the officer, the officer will be credited with three additional years of service for purposes of the vesting of such policies, and the Company will continue to pay the premiums on such policies for three years after such officer's Date of Termination. In the event that any payments by the Company to or for the benefit of the officer (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code ("Excise Tax"), then the officer will be entitled to an additional payment ("Gross-Up Payment") in an amount such that, after payment by such officer of all taxes imposed on the Gross-Up Payment, the officer retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. The Change of Control Agreements also provide that no award granted under the 1994 Plan or pursuant to any other plan or arrangements maintained by the Company will be reduced as a result of being potentially non-deductible under Section 280G of the Internal Revenue Code.

      Under the terms of the 1994 Plan, if a change in control (as defined in the 1994 Plan) occurs, all outstanding options and SARs held by the employee participant become immediately exercisable; the restrictions and deferral limitations (if any) applicable to any then outstanding shares of Restricted Stock, Deferred Stock or other stock based awards made pursuant to the 1994 Plan (if any) become free of all restrictions, fully vested and transferable to the full extent of the award. Also, under the 1994 Plan, for a sixty-day period following a change in control (as defined in the 1994 Plan), unless the Committee that administers the 1994 Plan determines otherwise at the time of the award the participant has the right to elect to surrender to the Company all or part of the stock options in exchange for a cash payment equal to the spread between the change in control price (as defined in the 1994 Plan) and the option exercise price.

         In connection with his resignation in October of 2001 as Chairman of the Board, Chief Executive Officer and as a director of the Company, Louis F. Crane entered into contracts with the Company pursuant to which Mr. Crane agreed to provide consulting services to the Company for two years in exchange for (i) payment to Mr. Crane by the Company of $450,000, and (ii) extension of the date by which Mr. Crane must exercise his 160,000 stock options granted under the 1994 Plan from January 17, 2002, to October 1, 2002. The Company, in addition to paying Mr. Crane through the date of his resignation his salary, also agreed, subject to certain terms and conditions, to permit stock options previously granted Mr. Crane to remain exercisable through October 1, 2002. See "Executive Compensation - Summary Compensation Table", "Executive Compensation - Option/SAR Grants in Last Fiscal Year" and "Executive Compensation - Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values."

                      Equity Compensation Plan Information

-------------------------------------------------------------------------------------------------------------------------
Plan Category                                (a)                          (b)                           (c)

                                Number of securities to be    Weighted-average exercise    Number of securities
                                issued upon exercise of       price of outstanding         remaining available for
                                outstanding options,          options, warrants and rights future issuance under equity
                                warrants and rights                                        compensation plans
                                                                                           (excluding securities
                                                                                           reflected in column (a))

-------------------------------------------------------------------------------------------------------------------------
Equity Compensation plans                  924,500                       $16.27                       98,302
approved by security holders/(1)/

-------------------------------------------------------------------------------------------------------------------------
Equity Compensation plans not

approved by security holders                 N/A                          N/A                           N/A

-------------------------------------------------------------------------------------------------------------------------
Total                                      924,500                       $16.27                       98,302

-------------------------------------------------------------------------------------------------------------------------

/(1)/ These figures include options outstanding under both the 1991 Plan and the 1994 Plan. The amounts for the 1991 Plan alone are: column (a) 92,000, column (b) $15.48, column (c) 35,500. The amounts for the 1994 Plan alone are: column (a) 832,500, column (b) $16.36, column (c) 62,802.

VII.                COMPENSATION COMMITTEE REPORT
                      ON EXECUTIVE COMPENSATION

         The Compensation Committee is comprised exclusively of nonemployee directors and is responsible for formulating and making recommendations to the Board of Directors with regard to:

         -- the Company's executive compensation policies and programs, and

         -- specific salary and incentive awards to executive officers.

Compensation Policy

         In designing and implementing its executive compensation program, the Company follows a long-standing philosophy that management pay should be directly and substantially tied to the achievement by the Company of its performance objectives. A corollary principle guiding the Company's compensation programs is that stock-based compensation should be an integral part of the program to align management incentives with share price. The Company also operates under the principle that short-term and long-term elements of compensation should be balanced. Finally, the Company believes that, to excel, it must continue to attract and retain highly talented and motivated employees at all levels, especially the senior executives.

         Accordingly, the Company's overall compensation policy is to provide a competitive compensation package designed to attract, motivate and retain key executive officers and to tie executive pay to overall Company performance and return to stockholders. The Company's executive compensation program consists of base salary, annual incentives and long-term incentives. Executive officers also participate in a 401(k) plan, a medical plan, a life insurance plan and other benefit plans available to employees generally.

         The compensation packages provided to the Chief Executive Officer and the other executive officers for the 2002 fiscal year were based in part on recommendations included in a study performed by independent public accountants in December 2001. The Compensation Committee also reviewed publicly available executive compensation information for several companies with revenues and scope of operations similar to that of the Company.

1.       Base Salary

         The Committee reviews base salaries annually. Salary increases in the 2002 fiscal year were based on individual performance and the Company's achievement of its profit goals, as well as salaries paid by Company competitors. In each of the last several years, the President initially has recommended to the Committee salary levels for the upcoming year for all Company officers other than himself. The Committee has reviewed the President's recommendations and industry comparisons and made its salary recommendations to the full Board. The Board approved all of the Committee's recommended salary levels for the 2002 fiscal year.

         The Company believes that the salaries of the executives named in the Summary Compensation Table for the 2002 fiscal year were at or near the median of the peer group considered by the Committee to constitute the Company's most direct competitors for executive talent. The Compensation Committee believes that not all of the companies in a peer group established to compare stockholder returns are necessarily representative of the companies competing with the Company for executive talent. Thus, the peer group used by the Company to compare compensation is a sub-group of the companies included in the peer group index in the Stock Performance Graph on Page 18 of this proxy statement.

2.       Annual Incentives

         Cash bonuses provide an annual incentive to the Company's executives. Bonus amounts to executives are determined according to the terms of the Annual Incentive Plan approved by the stockholders in 1994. This element of the compensation program is designed to link executive pay to objective measures of the performance of the Company. For the 2002 fiscal year 75% of the potential annual incentive bonus was based on consolidated earnings. Threshold, target, and maximum levels of Company performance were established for the performance measure, based on historical results, budgets and growth goals established by the Company. The remaining 25% of the potential annual incentives were discretionary based upon the Compensation Committees' assessment of the executive's individual performance. For the 2002 fiscal year, the Company met certain of the performance goals. Accordingly, the bonuses awarded during fiscal year 2002 to each of the employees designated to participate in the Annual Incentive Plan, including the executive officers, were determined through a combination of the discretion of the Compensation Committee and the application of the objective measures of the plan.

         In accordance with the restricted stock payment alternative under the 1994 Plan, initially approved by the stockholders in 1994, certain executives may elect to receive all or any part of their bonuses in shares of Restricted Stock. The Committee believes that this application of Restricted Stock is an excellent vehicle for expanding the stock ownership of executives of the Company and, when exercised, will further deepen the executive officers' commitment to the long-term objectives and performance of the Company and their identification with stockholder interests.

3.       Long-Term Incentives

         The Compensation Committee believes that granting stock options is the most appropriate method of motivating and rewarding executive officers for the creation of long-term shareholder value. The Company has established a policy of awarding stock options based upon continuing progress of the Company and on individual performance by its executives. The Compensation Committee uses only subjective and informal measures of Company and individual performance in deciding whether and, if so, how many options to award. Typically, stock options are granted annually. In June 2001, options were awarded to the executive officers, including the following grants to the executive officers named in the Summary Compensation Table: Louis F. Crane - 40,000; George M. Small - 25,000; Drury A. Milke - 20,000; Hans J. Albert - 20,000 and Gene Graves - 20,000. All awards shown in the Summary Compensation Table were made at fair market value at the time of grant so that holders will benefit from such grants only when, and to the extent, the stock price increases after the date of grant.

Compensation of Chief Executive Officer

         Louis F. Crane served as the Chief Executive Officer of the Company from September 1999 until his resignation in October 2001. He was a Director of the Company from 1987 to 2001 and was Chairman of the Board of Directors from October 1997 to 2001. Mr. Crane's remuneration as CEO was set annually by the Board of Directors upon recommendation by the Compensation Committee. The Compensation Committee sought to align Mr. Crane's base salary and annual incentives at a reasonable level in comparison to other companies in the Company's self-elected compensation peer group. Mr. Crane's base salary for fiscal year 2002 was established at $260,000 per year. Under the Annual Incentive Plan, Mr. Crane's incentive opportunity for fiscal 2002, was 100% of his base salary. Performance criteria for fiscal 2002 were based upon the budget approved for the fiscal year ended March 31, 2002, additional earnings targets, and a discretionary assessment of Mr. Crane's contributions. On October 18, 2002, Mr. Crane resigned. For further information regarding Mr. Crane's resignation, please see page 13 of the proxy statement.

         Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation for the Chief Executive Officer and the additional four executive officers who were highest paid and employed at year end. The policy of this Committee is to establish and maintain a compensation program that maximizes the creation of long-term value for stockholders. Action will be taken to qualify compensation approaches to ensure deductibility except in those areas where the Committee believes that stockholder interests are best served by retaining flexibility of approach.

                                   COMPENSATION COMMITTEE




                                   Kenneth M. Jones, Chairman
                                   Jonathan Cartwright
                                   David M. Johnson
                                   Robert Waldrup

VIII.                     AUDIT COMMITTEE REPORT

         The Audit Committee's principal functions are to recommend to the Board of Directors each year the engagement of a firm of independent auditors, to review the Company's accounting and internal control systems and principal accounting policies, to recommend to the Company's Board of Directors, based on its discussions with the Company's management and independent auditors, the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K and to oversee the entire independent audit function. The Company believes that each of the three members of the Audit Committee satisfy the requirements of the NASD as to independence, financial literacy and experience. During fiscal year 2002, the Company revised the Audit Committee charter, a copy of which is attached hereto as Appendix B.

         In connection with the Company's consolidated financial statements for the fiscal year ended March 31, 2002, the Audit Committee has:

         . reviewed and discussed the audited financial statements with management;

         . discussed with the Company's independent auditors, Arthur Andersen LLP, the matters required to be discussed by Statements on Auditing Standards No. 61; and

         . received the written disclosures and the letter from Arthur Andersen LLP as required by Independence Standards Board Standard No. 1 and discussed with the auditors their independence.

         . considered whether the provision of services by Arthur Andersen LLP not related to the audit of the Company's consolidated financial statements and the review of the Company's interim financial statements is compatible with maintaining the independence of Arthur Andersen LLP.

         Based on the review and discussions with the Company's management and independent auditors, as set forth above, the Audit Committee recommended to the Company's Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002, as filed with the SEC.

                                            Audit Committee

                                            Jonathan Cartwright, Chairman
                                            Robert W. Waldrup
                                            David M. Johnson

IX.           RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP ("Andersen") conducted the examination of the Company's financial statements for the fiscal year ended March 31, 2002. During fiscal 2002, Andersen, billed the Company the following aggregate fees for the following services rendered:

         Audit Fees                                                             $360,000.00
         Financial Information System Design & Implementation Fees              $     --
         All Other Fees                                                         $118,250.00

         On July 10, 2002, the Company informed Andersen that it would no longer be engaged as the Company's independent public accountants. Effective on July 22, 2002, the Company has engaged KPMG LLP to serve as the Company's independent public accountants for 2003. Representatives of Andersen are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         The decision to change accountants was approved by the Company's Board of Directors upon the recommendation of the Audit Committee.

         Andersen's reports on the Company's consolidated financial statements for the fiscal years ended March 31, 2002 and 2001, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and through July 10, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements for such years; and there were no reportable events, as listed in Item 304 (a)(1)(v) of Regulation S-K.

         During the Company's two most recent fiscal years and through July 22, 2002, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in the Items 304(a)(2)(i) and (ii) of Regulation S-K.

X.                       Stock Performance Graph

     The following performance graph compares the yearly cumulative return on the Company's Common Stock to the NASDAQ Stock Market (U.S. Companies) Index and a peer group index of companies selected by the Company, over a five fiscal year period ending on March 31, 2002. The peer group companies are Oceaneering International, Inc.; Petroleum Helicopters, Inc.; Tidewater, Inc.; Rowan Companies, Inc.; McDermott International, Inc.; and GulfMark Offshore, Inc. The graph assumes (i) the reinvestment of dividends, if any, and (ii) the value of the investment in the Company's Common Stock and each index to have been $100 at March 31, 1997.

             Comparison of Cumulative Stockholder Return 1997 - 2002

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
      AMONG OFFSHORE LOGISTICS, INC. THE NASDAQ STOCK MARKET (U.S.) INDEX
                                AND A PEER GROUP

                                   [GRAPHIC]


Offshore Logistics, Inc.

                                         Cumulative Total Return
                          ------------------------------------------------------

                            3/97     3/98    3/99      3/00     3/01     3/02

Offshore Logistics, Inc.   100.00   124.22   72.66     86.72   155.08   134.69
NASDAQ Stock Market        100.00   151.57  204.77    380.94   152.35   153.42
(U.S.) Peer Group          100.00   126.32   70.88     86.09   101.12    99.07

XI.                         OTHER MATTERS

     On December 19, 1996, the Company acquired 49% of the common stock and other significant economic interest in Bristow Aviation Holdings Limited ("Bristow"), an English corporation, which holds all of the outstanding shares in Bristow Helicopter Group Limited ("BHGL"). Caledonia Industrial Services Limited ("CIS") is the beneficial owner of 1,752,754 shares of the Company's Common Stock (see "Security Ownership of Certain Beneficial Owners and Management"). CIS has also designated Peter N. Buckley and Jonathan H. Cartwright for nomination to the Company's Board of Directors, and they were duly elected in February 1997. Mr. Buckley is the Chairman of the Board of Directors and Mr. Cartwright is the Financial Director of Caledonia Investments, plc ("Caledonia"), the holder of all the outstanding stock of CIS.

     The transaction also included certain executory obligations of the parties that remain in effect between the Company and CIS and its affiliates and certain of which are described below. All such obligations were the result of arms' length negotiations between the parties that were concluded before Messrs. Buckley and Cartwright were nominated or elected to the Company's Board of Directors and are, in the view of the Company, fair and reasonable to the Company.

     Caledonia holds $10.35 million of the Company's 6% Convertible Subordinated Notes. The Company holds approximately $150 million principal amount of 13.5% subordinated unsecured loan stock debt of Bristow. Bristow had the right to defer payment of interest on that debt until January 31, 2002. Any deferred interest would also accrue interest at an annual rate of 13.5%. In January 1998, the Company advanced $83.6 million to Bristow to refinance certain indebtedness of Bristow. The notes are secured and bear interest at 8.335%.

     In connection with the Bristow transaction, Caledonia and the Company also entered into a Put/Call Agreement whereunder, upon giving specified prior notice, the Company has the right to buy all the Bristow shares held by Caledonia, who, in turn, has the right to sell such shares to the Company. Under current United Kingdom law, the Company would be required, in order for Bristow to retain its operating license, to find a qualified European investor to own any Bristow shares it has the right to acquire under the Put/Call Agreement. Any put or call of the Bristow shares will be subject to the approval of the Civil Aviation Authority.

     For as long as Caledonia owns its Bristow shares, Caledonia is entitled to receive management fees from Bristow. The annual fees range from (Pounds)500,000 to (Pounds)900,000 and are payable for a maximum of seven years from the date of acquisition.

     During fiscal 2002, the Company leased between twenty and twenty-five aircraft to Bristow on terms that provided for total lease payments of $17.1 million. Bristow leased between five and seven of its aircraft to the Company for total lease payments of $3.5 million.

     Howard Wolf, a director of the Company, was until his resignation on January 22, 2001, the non-executive Chairman and a director of Tuskar Resources Plc ("Tuskar"), an Irish independent oil and gas exploration and development company. In January, 2001, a creditor of Tuskar applied to the High Court of Ireland for the winding up of Tuskar and on February 28, 2001, the High Court appointed a liquidator in the winding up of Tuskar. At the time the liquidator was appointed, Tuskar was a subsidiary of Allied Energy Limited ("Allied"), which owned approximately 50% of its issued share capital. At the time the liquidator was appointed, Allied was controlled by Camac International Limited ("Camac"), a closely held company in which Mr. Wolf beneficially owned approximately 10% of the outstanding common stock, in addition to his holding of less than 1% of the common stock of Tuskar. Mr. Wolf was also a director of Camac and Allied. The Company is a creditor of Tuskar in respect of helicopter services provided by a subsidiary of the Company in the ordinary course of business on an arms-length basis, at prices, and on terms, comparable to services provided to other customers.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's directors, officers, and certain beneficial owners (collectively, "Section 16 Persons") to file with the Securities and Exchange Commission and NASDAQ reports of beneficial ownership on Form 3 and reports of changes in ownership on Form 4 or
5. Copies of all such reports are required to be furnished to the Company. To the knowledge of the Company, based solely on a review of the copies of

Section 16(a) reports furnished to the Company for the fiscal year ended March 31, 2002, and other information, all filing requirements for the Section 16 Persons have been complied with during or with respect to the fiscal year ended March 31, 2002.

Items of Business To Be Acted Upon at the Meeting

Item 1.  Election of Directors

The Board of Directors recommends that you vote for each of the following nominees:

..     Peter N. Buckley
..     Stephen J. Cannon
..     Jonathan H. Cartwright
..     David M. Johnson
..     Kenneth M. Jones
..     Pierre H. Jungels, CBE
..     George M. Small
..     Ken C. Tamblyn
..     Robert W. Waldrup
..     Howard Wolf

      Biographical information about these nominees can be found on pages 3-4 of this proxy statement.

Item 2.  Proposal To Ratify the Appointment of KPMG LLP as Independent Auditors

     The Board of Directors, on the recommendation of the Audit Committee, has appointed the firm of KPMG LLP as independent auditors for the Company for the fiscal year 2003. Stockholder approval or ratification of this selection is not required by law or the By-laws of the Company. Nevertheless, the Board has chosen to submit this matter to the stockholders for their ratification as a matter of good corporate practice. Of the shares represented and entitled to vote at the Annual Meeting, more votes must be cast in favor of than votes cast against the proposal to ratify the selection of KPMG LLP as the Company's independent auditors for the 2003 fiscal year, in order for this proposal to be adopted. Abstentions and broker nonvotes will not be counted either as a vote for or a vote against the proposal to ratify and approve the selection of KPMG LLP as the Company's independent auditors. If more votes are cast against this proposal than for, the Board of Directors will take such decision into consideration in selecting independent auditors for the Company.

The Board recommends that you vote FOR ratifying the appointment of KPMG LLP as independent auditors for fiscal year 2003.

Item 3.  Proposal to Amend the 1994 Plan.

Summary of Amendment and Plan Provisions

     Proposed Amendment. At the Annual Meeting, the company will ask the stockholders to approve an amendment to the Offshore Logistics, Inc. 1994 Long-Term Management Incentive Plan, as amended, (the "1994 Plan") increasing the authorized shares under the 1994 Plan by 1,000,000 shares (the "Amendment"). The Board of Directors has determined that the Amendment is desirable for the Company at this time inasmuch as only 62,802 shares remain available under the 1994 Plan. The Company believes that stock-based incentive plans need to be an integral part of a compensation program to provide officers and other key employees with incentives to endeavor to achieve financial results consistent with the Company's long-range business plans and to encourage them to identify closely with stockholder interests. The 1994 Plan is designed to achieve these objectives and to provide a vehicle to attract and retain key employees who will be responsible for advancing the business of the Company.

     The Amendment to the 1994 Plan will be approved if the votes cast for the proposal exceed those cast against it. Abstentions and broker nonvotes will not be counted as votes for or against the proposal.

     The principal features of the 1994 Plan are summarized below. This summary is qualified by reference to the full text of the 1994 Plan that is annexed as Appendix C to this proxy statement.

     General. Awards granted under the 1994 Plan may be in the form of stock options, stock appreciation rights, restricted stock, deferred stock, other stock-based awards or any combination thereof within the limitations set forth in the 1994 Plan. The 1994 Plan provides that Awards may be made under the 1994 Plan until December 9, 2004.

     Administration. Under the terms of the 1994 Plan, the 1994 Plan will be administered by the Long-Term Incentive Plan Committee (the "Committee") of the Board of Directors, or by such other committee or subcommittee as may be appointed by the Board of Directors. Until the Board appoints any other committee or subcommittee, the 1994 Plan will be administered by the Committee. Under the terms of the 1994 Plan, the Committee can make such rules and regulations and establish such procedures for the administration of the 1994 Plan as it deems appropriate.

     Shares Available. The 1994 Plan, as amended with the approval of the stockholders, provided that the aggregate number of shares of the Company's Common Stock that may be subject to awards under the 1994 Plan cannot exceed 1,900,000, subject to adjustment in certain circumstances to prevent dilution and that not more than 100,000 shares may be awarded to any participant during a fiscal year. Only 62,802 shares presently remain available for awards under the 1994 Plan. Hence, the Amendment would provide that an additional 1,000,000 shares of the Company's Common Stock be authorized for awards under the 1994 Plan. At the discretion of the Committee, the Company's Common Stock delivered under the 1994 Plan may be authorized and unissued shares, or shares issued and held in the treasury of the Company. Shares underlying awards that are canceled, expired, forfeited or terminated shall again be available for the grant of additional awards within the limits provided by the 1994 Plan.

     Eligibility. The 1994 Plan provides for awards to officers and employees of the Company and its subsidiaries and affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries and affiliates. As of the date of this proxy statement, there were approximately 30 officers and employees eligible to participate in the 1994 Plan. The executive officers of the Company named in the Summary Compensation Table under the caption "Executive Compensation" herein have been, and continue to be, among the officers eligible to receive awards under the 1994 Plan. Messrs. Small and Crane also served as directors of the Company in the last fiscal year.

     Stock Options. Subject to the terms and provisions of the 1994 Plan, options to purchase Common Stock may be granted to officers or employees at any time and from time to time as determined by the Committee. Options may be granted as incentive stock options, which are intended to qualify for favorable treatment to the recipient under Federal tax law, or as non-qualified stock options, which do not qualify for this favorable tax treatment. Subject to the limits provided in the 1994 Plan, the Committee determines the number of options granted to each recipient. No more than 800,000 shares cumulatively may be awarded upon exercise of Incentive Stock Options over the term of the 1994 Plan. Each option grant shall be evidenced by a stock option agreement that specifies the option exercise price, whether the options are intended to be incentive stock options or non-qualified stock options, the duration of the options, the number of shares to which the options pertain and such additional limitations, terms and conditions as the Committee may determine.

     The Committee determines the exercise price for each option granted, provided that, in the case of a non-qualified stock option, the option exercise price may not be less than 50 percent of the fair market value of a share of the Company's Common Stock and, in the case of an incentive stock option, the option exercise price may not be less than 100 percent of the fair market value of a share of the Company's Common Stock. As of July 23, 2002, the fair market value (as that term is defined under the 1994 Plan) of the Company's Common Stock was $17.90 per share.

     All options granted under the 1994 Plan shall expire no later than ten years from the date of grant. Subject to the limitations set forth in the 1994 Plan, any option may be exercised by payment in cash, by surrendering shares of the Company's Common Stock already owned by the employee, by requesting the Company to withhold from the shares issuable upon exercise of the option that number of shares having a fair market value on the date of exercise equal to the aggregate option exercise price, or a combination of cash and such shares, in each case in the manner provided in the option agreement.

     The 1994 Plan places limitations on the exercise of options under certain circumstances upon or after the termination of employment or in the event of the death, disability or retirement. At the discretion of the Committee, the agreement evidencing the award of stock options may contain additional limitations upon the exercise of options under such circumstances or may provide certain limited rights to exercise such options under such circumstances. Stock options are nontransferable except by will or by the laws of descent and distribution or, in the case of non-qualified stock options, as otherwise expressly permitted under the option agreement. The granting of an option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of an option and the registration of shares of Common Stock in the recipient's name.

     The Committee may provide either at the time of an option grant or thereafter that, if an employee exercises all or part of the option (an "Original Option") by surrendering already owned shares of Common Stock in full or partial payment of the exercise price under such Original Option, the employee shall be granted another option (the "Replacement Option"), subject to the availability of shares of Common Stock under the 1994 Plan at the time of exercise. Each Replacement Option shall cover a number of shares of Common Stock no greater than the number of shares of Common Stock equal to the fair market value of the Common Stock on the date of grant of the Replacement Option, may not be exercised for 6 months from the date it is granted and shall expire on the expiration date of the Original Option.

     Options Granted to Date. The following table sets forth, as of the date of this proxy statement, the number of options granted under the 1994 Plan since inception to the persons or groups named in the table. As of the date of this proxy statement, there has been no determination by the Board of Directors with respect to future awards under the 1994 Plan.

----------------------------------------------------------                           Number of Securities
                    Name and Position                                             Underlying Options Granted
----------------------------------------------------------                  -----------------------------------------
George M. Small, President and Chief Executive Officer                                      170,000
         and Nominee for Election as Director

Drury A. Milke, President, AirLog                                                           112,500

Hans  J. Albert, Executive Vice President, Corporate                                        120,000
         Development

Gene Graves, Vice President, Marketing                                                      125,000

Louis F. Crane, Former Chairman of the Board and Chief                                      160,000
         Executive Officer (1)

Stephen J. Cannon, Nominee for Election as Director                                           -0-

Jonathan H. Cartwright, Nominee for Election as Director                                      -0-

David M. Johnson, Nominee for Election as Director                                            -0-

Kenneth M. Jones, Chairman of the Board and Nominee for                                      50,000
         Election as Director

Pierre H. Jungels, Nominee for Election as Director                                           -0-

Ken C. Tamblyn, Nominee for Election as Director                                              -0-

Robert W. Waldrup, Nominee for Election as Director                                           -0-

Howard Wolf, Nominee for Election as Director                                                 -0-

All current executive officers as a group (2)                                               894,000

All current directors who are not executive officers as a                                     -0-
         group

All associates of directors, executive officers and                                           -0-
         nominees for election as directors, as a group
         (3)

All non-executive officer employees as a group                                              944,500

(1) Mr. Crane resigned his positions as Chairman of the Board, Director, and Chief Executive Officer on October 18, 2001.

(2) Excludes Mr. Crane, who ceased serving as an executive officer on October 18, 2001.

(3) The term "associate" means, with respect to such directors, executive officers or nominees for election as director, (1) any corporation or organization (other than the Company or a majority owned subsidiary of the Company) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities; (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or any of its subsidiaries.

     Stock Appreciation Rights. The Committee in its discretion may grant stock appreciation rights under the 1994 Plan. A stock appreciation right entitles the holder to receive from the Company upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares of Common Stock that are the subject of such option or stock appreciation right over the aggregate exercise price for the underlying shares. The Committee in its discretion may also grant stock appreciation rights that become exercisable only upon a Change in Control of the Company (as defined in the 1994 Plan). These limited stock appreciation rights may be settled solely in cash.

     The Company may make payment of the amount to which the participant exercising stock appreciation rights is entitled by delivering shares of the Company's Common Stock, cash or combination of stock and cash as the Committee may determine. Stock appreciation rights are not transferable except by will or the laws of descent and distribution and are transferable only in conjunction with a permitted transfer of the option (if any) to which the stock appreciation right relates and then and only then to the transferee of such option. Each stock appreciation right shall be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Committee may determine.

     In the case of a Change of Control of the Company (as defined in the 1994
Plan), options and stock appreciation rights granted pursuant to the 1994 Plan become fully exercisable.

     Restricted Stock. The 1994 Plan provides for the award of shares of Common Stock of the Company that are subject to certain restrictions ("Restricted Stock") provided in the 1994 Plan and as may be otherwise determined by the Committee. Except for these restrictions and any others imposed by the Committee, upon the grant of Restricted Stock the recipient will have rights of a stockholder with respect to the Restricted Stock, including the right to vote the Restricted Stock and to receive all dividends and other distributions paid or made with respect to the Restricted Stock. During the restriction period set by the Committee, the recipient may not sell, transfer, pledge, exchange or otherwise dispose of the Restricted Stock. Generally if the recipient's employment is terminated for any reason other than death, disability or retirement during the restriction period, an employee's Restricted Stock will be forfeited; provided however, that the Committee may waive such forfeiture in its discretion subject to the provisions of the 1994 Plan. In the case of a Change in Control of the Company (as defined in the 1994 Plan), and employee will receive the Restricted Stock free and clear of all restrictions. The Committee may provide for the lapse of the restrictions in installments and may accelerate or waive such restrictions based on performance of the recipient or the Company, the recipient's period of service, or on other criteria as the Committee may determine. Non-compliance with any of the restrictions will result in a forfeiture of the Restricted Stock. When the conditions of the Restricted Stock award established by the Committee are satisfied, the Company will deliver at the end of the restriction period stock certificates representing the shares of Common Stock that are no longer subject to any restrictions, except those restrictions required by applicable securities laws.

     Deferred Stock. The 1994 Plan authorizes the Committee to grant deferred shares of Common Stock either in connection with other awards under the 1994 plan or separately. The Committee may in its discretion condition the grant upon the attainment of specified performance goals or other criteria. The Committee shall have the sole and complete authority to determine the duration of the period during which the receipt of Common Stock will be deferred and all other terms and conditions of the awards, subject to the provisions of the 1994 Plan.

     In conjunction with the bonuses payable pursuant to the Annual Incentive Plan, shares of Restricted Stock may be issued to participants in the Annual Incentive Plan who have elected to receive all or a portion of their annual incentive bonuses in the form of Restricted Stock in lieu of cash. The terms of the Restricted Stock would typically be expected to include a provision that such shares fully vest at the conclusion of thirty months of continued service, with certain exceptions permitted in the event of retirement, disability, death or a change in control of the Company. Until the end of this restriction period, the shares cannot be transferred or encumbered. In recognition of the substantial risk assumed by the employee in terms of forfeiture of such restricted shares, as well as the associated market risk and deferral of economic benefits of current cash compensation, the Compensation Committee in the past has provided an incentive to encourage voluntary deferrals into stock in the form of an incremental amount of Restricted Stock equivalent to 20% of the cash award earned and similar or different incentives may be provided in the future.

     Awards Under the 1994 Plan. Because it is within the discretion of the Committee to determine which officers and employees receive awards and the amount and type of awards received, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the 1994 Plan or the amount of the awards. See "Executive Compensation" for certain information on benefits under the 1994 Plan that have been provided to named executive officers.

     Amendment. The Board may at any time alter, amend, suspend or terminate the 1994 Plan in whole or in part. No such amendment or termination may impair the rights of any holder of outstanding awards without his or her consent, except for amendments made to cause the 1994 Plan to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934. The Committee may amend any awards, but no amendment shall impair the rights of any holder with his or her consent except for amendments made to cause the award to qualify for the 16b-3 exemption. Subject to these provisions, the Board may amend the 1994 Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant awards which qualify for beneficial treatment under such rules without stockholder approval.

Federal Income Tax Consequences

     The following is a summary of certain federal income tax aspects of awards made under the 1994 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the particular circumstances of a participant under the 1994 Plan.

     Non-Qualified Stock Options. With respect to non-qualified stock options:
(i) no income is recognized by the participant at the time the option is granted, (ii) generally, upon exercise of the option, the participant recognizes ordinary income in an amount equal to the difference between the option price and the fair market value of the share on the date of exercise; and (iii) at disposition, any difference between the sale price and the fair market value of the shares on the date of exercise will be treated generally as capital gain or loss.

     Incentive Stock Options. Generally, no taxable income is recognized by the participant upon the grant of an incentive stock option ("ISO") or upon the exercise of an ISO during the period of his employment with the Company or one of its subsidiaries, or within three months (12 months, in the event of permanent and total disability, or the term of the option, in the event of death) after termination. An option exercised more than three months after an optionee's termination of employment other than upon death cannot qualify for the tax treatment accorded incentive stock options. Such option would be treated as a non-qualified stock option instead. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. If the participant continues to hold the shares acquired upon exercise of an ISO for at least two years from the date of grant and one year from the date of exercise, upon the sale of the shares any amount realized in excess of the option price will be taxed as long-term capital gain.

     If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the one-year and two-year holding periods described above, the participant will generally recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the share) over the option price. Any further gain recorded by the participant on such disposition will be taxed as short-term, mid-term or long-term capital gain depending on the period that the shares were held by the participant.

     Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of Stock Appreciation Rights ("SAR"). When an SAR is exercised, the participant will generally recognize as ordinary income in the year of exercise an amount equal to the amount of cash received plus the fair market value on the date of exercise of any shares received. If the participant receives Common Stock upon exercise of an SAR, rules similar to those described above under "Non-Qualified Stock Options" will apply with respect to the post-exercise appreciation.

     Restricted Stock. A participant receiving stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock vests, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Tax Code, to recognize ordinary income on the date of grant in an amount equal to the excess of the fair market of the shares on such date (determined without regard to the restrictions) over their purchase price. The holding period to determine whether the participant has long-term, mid-term or short-term capital on a subsequent disposition of the shares generally begins when the restriction period expires, and the tax basis for such shares will generally be the fair market value of such shares on such date. If the participant has made an election under Section 83(b), however, the holding period will commence on the date of grant, and the tax basis will be equal to the fair market value of the shares on such date (determined without regard to the restrictions).

     Dividends paid on restricted stock prior to the date on which the forfeiture restrictions lapse generally will be treated as compensation that is taxable as ordinary income to the participant. If, however, the participant makes a Section 83(b) election with respect to the restricted stock, the dividends will be taxable as ordinary dividend income to the participant.

     Company Deduction. As general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount than an employee recognizes ordinary income from Awards under the 1994 Plan, to the extent such income is considered reasonable compensation under the Tax Code. Accordingly, no deduction is available to the Company upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so purchased before the applicable holding period expires), whereas upon exercise of a non-qualified stock option, the Company is entitled to a deduction in an amount equal to the income recognized by the employee. The Company will not however, be entitled to a deduction to the extent compensation in excess of $1 million is paid to an executive officer who was employed by the Company at year-end, unless the compensation qualifies as "performance based" under Section 162(m) of the Tax Code or certain other exceptions apply. In addition the Company will not be entitled to a deduction with respect to payments to employees which are contingent upon a change in control if such payments are deemed to constitute "excess parachute payments" under Section 280G of the Tax Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax.

     Limit on Deductions. The Company's deduction may be limited (and employees receiving awards may be subject to an excise tax) to the extent that benefits under the 1994 Plan become payable as a result of a Change in Control of the Company. Moreover, Section 162(m) of the Internal Revenue Code (the "Code") limits of deductibility of certain compensation of the Chief Executive Officer and the next four most highly compensated officers of publicly-held corporations. Compensation paid to these officers during a year in excess of $1 million that is not performance-based would not be deductible on the Company's income tax return for that year. The Board of Directors will evaluate from time to time the relative benefits to the Company of any required changes in the 1994 Plan to qualify awards under it for deductibility under Section 162(m) of the Code.

     For the reasons stated herein, the Board of Directors recommends that the stockholders vote "FOR" the proposal to amend the 1994 Plan.


                               VOTING OF THE PROXY

     SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED IN THE PROXIES. IF NO DIRECTION IS SPECIFIED, SUCH SHARES WILL BE VOTED "FOR" THE NOMINEES, "FOR" THE RATIFICATION OF THE SELECTION OF THE COMPANY'S INDEPENDENT AUDITORS, AND "FOR" APPROVAL OF THE AMENDMENT TO THE 1994 PLAN.

                                     GENERAL

     The cost of soliciting Proxies will be borne by the Company, and upon request, the Company will reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy materials to the beneficial owners of the securities of the Company. The directors, officers and employees of the Company may, but without compensation other than regular compensation, solicit Proxies by telephone, telegraph, or personal interview.

     Upon the written request of any stockholder entitled to vote at the Annual Meeting, the Company will provide, without charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002. Any such request should be directed to H. Eddy Dupuis, Offshore Logistics, Inc., Post Office Box 5-C, Lafayette, Louisiana 70505. Requests from beneficial owners of shares of the Company must set forth a good faith representation that as of July 23, 2002, the requester was a beneficial owner of shares of the Company entitled to vote at the Annual Meeting.

                                         By Order of the Board of Directors


                                         /s/  H. Eddy Dupuis
                                         ---------------------------------------
                                         H. Eddy Dupuis
                                         Secretary

July 29, 2002

                                   APPENDIX A

            Offshore Logistics, Inc. Corporate Governance Guidelines

The Board of Directors has established guidelines that it follows in matters of corporate governance. The following is a summary of these guidelines.

I.       Role of the Board

         The Directors are elected annually by the stockholders to oversee the actions and results of the Company's management. Their responsibilities include the following:

         .   Providing general oversight of the business
         .   Approving corporate strategy and major management initiatives
         .   Providing oversight of legal and ethical conduct
         .   Selecting, compensating and evaluating the performance of the chief executive officer and senior management
         .   Replacing the chief executive officer and senior management when necessary
         .   Evaluating Board performance and processes
         .   Nominating, compensating and evaluating Directors

II.      Independence of Directors

         Mix of Directors and Officer-Directors
         There should always be a substantial majority of independent, non-employee Directors. The chief executive officer should be a Board member. Other officers may from time to time be Board members but no officer other than the chief executive officer should expect to be elected to the Board by virtue of his or her office. There should be no more than two current officers of the Company on the Board.

         Criteria for Qualification as Independent Director
         The independence of each Director to make decisions based on the stockholders' best interests is paramount to being a member of the Board of Directors. A Director is considered independent if he or she is not an employee of the Company; has no material personal connection with the Company as a substantial customer; is not a significant supplier to the Company of goods and services; and does not receive compensation from the Company other than Director's compensation. Members of the Audit and Compensation Committees must also meet applicable independent tests of the Security and Exchange Commission and the NASD.

         Conflicts of Interest
         Occasionally a Director's business or personal relationships may give rise to a material interest that conflicts, or appears to conflict, with the interest of the Company. The Board should be advised by each Director of all conflicts or potential conflicts of interest, as well as any situation that might appear to be a conflict of interest, involving such Director. The Board, after consultation with counsel, takes appropriate steps to ensure that all Directors voting on an issue are disinterested. In appropriate cases, the affected Director will be excused from discussion on the issue. To avoid any appearance of a conflict, Board decisions on certain matters of corporate governance are made solely by non-employee Directors. These include executive compensation, and the selection, evaluation, and removal of the chief executive officer.

III.     Composition of the Board

         Criteria for Selection
         The Board seeks Directors with integrity and proven business management ability and a diverse mix of backgrounds, experiences, geography, gender and ethnicity, including:

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         .     Active or retired chief executive officers and senior executives
         .     International business experience
         .     Energy or oil service company experience
         .     Aviation or logistics management experience
         .     Finance, accounting or banking experience

         Director Tenure
         Subject to the Company's Certificate of Incorporation and Bylaws, the following guidelines establish Director's tenure:

         . Directors will resign from the Board effective at the annual meeting of stockholders following their seventy-second birthday, unless two-thirds of the members of the Board determine otherwise
         . Employee Directors will resign from the Board when they retire or otherwise cease to be active employees of the Company
         . A non-employee Director who retires or changes principal job responsibilities will offer to resign from the Board. The Nominating Committee of the Board will assess the situation and recommend to the full Board whether to accept the resignation

IV.      Director Compensation and Equity Ownership

         The Compensation Committee, in association with the chief executive officer, annually reviews the compensation of the senior management of the Company as well as the compensation of Directors. Recommendations for change, if any, are then made to the full Board for final approval. Directors and senior management are expected to hold meaningful equity positions in the Company either through direct stock ownership or the ownership of options to acquire Company shares. A portion of each Director's annual compensation is in the form of options to acquire Company equity in order to better align the interests of Directors and stockholders. A Director who is also an officer of the Company does not receive additional compensation for serving on the Board.

V.       Responsibilities and Functions of the Board

         Selection of Chairman and/or the Chief Executive Officer
         The Board may combine the roles of the Chairman of the Board with that of the chief executive officer if it believes that this provides the most effective leadership model. The Board also recognizes that it may be desirable to assign these roles to different persons from time to time to ensure that the Board remains independent and responsive to stockholder interests. The Board annually reviews the effectiveness of the entire organization as well as the Board to ensure that the stockholders' interests are being protected. The chair of the Compensation Committee recommends to the Board an appropriate process by which the chairman and/or the chief executive officer will be selected or replaced.

         Management Succession Planning
         The chief executive officer develops and maintains a process for advising the Board on succession planning for the chief executive officer and the other key leadership positions. He or she reviews this plan annually with the non-employee Directors, who are responsible for overseeing the succession plans.

         Evaluation of the Chief Executive Officer
         The chair of the Compensation Committee leads the non-employee Directors annually in assessing the performance of the chief executive officer. The results of this review are discussed with the chief executive officer and used by the Compensation Committee in establishing his or her compensation for the next year.

         Assessment of Board Process and Performance; Advance Preparation for Board Meetings
         The Directors periodically assess the performance of the Board, its chairman, committees, and Board processes. The Chairman of the Board will ensure that all materials to be reviewed and/or items to be discussed by the Board are presented to each Director sufficiently in advance of meetings to allow for full and complete preparation by each Director. The Nominating Committee also reviews the preparation and contribution of individual Directors when considering whether to recommend nominating directors for reelection.

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

         Corporate Strategy

         At least once each year, the Board, together with senior management, devotes an extended meeting to discussing and providing direction for the corporate strategic plan. Throughout the year, any significant corporate strategy decision is brought to the Board for approval. At each meeting, management will update the Board on the progress of the corporate strategy.

         Executive Session of Directors

         At least twice a year, the non-employee Directors meet in executive session with the chief executive officer. In addition, the non-employee Directors meet alone at least once a year to review the chief executive officer's performance and at other times as they see fit.

VI.      Board Committees

         Number, Structure and Independence

         The duties and membership of the Board appointed committees are described below. Only non-employee Directors may serve on the Audit and Compensation Committees. Members of the Audit Committee must also qualify as Independent Directors under the rules of the NASD. All other committees must have a majority of non-employee Directors, and only non-employee Directors may chair any committee, except that if the roles of chief executive officer and Chairman are combined, the Chairman may chair the Executive Committee.

         Functioning of Committees

         Each committee's charter is determined and reviewed periodically by the Board. Subject to the Company's bylaws, the Board may form new committees or disband a current committee (except for the Audit and Compensation Committees) as appropriate. The chair of the committee determines the frequency, length and agenda of committee meetings.

         Committees

         The current committees and their functions are shown below:

         Executive and Corporate Governance Committee

         The purpose of the Executive Committee is to serve as the link between the management of the Company and the Board of Directors under limited circumstances where the full Board is not available to meet in a timely fashion to deal with issues when time is of the essence. The Executive Committee will usually be composed of the Chairman of the Board and/or chief executive officer and at least two of the longer-serving Directors of the Board. The Executive Committee will also have the responsibility for corporate governance and compliance with guidelines issued by the Security and Exchange Commission. To the extent practicable, all directors will be given advance notice of any meeting of the Executive Committee and will be invited to participate, if they are available.

         Audit Committee

         The duties of the Audit Committee are set out in the Audit Committee Charter and include recommending to the full Board the firm to engage as the Company's external auditor and reviewing the Company's audited financial statements with the management and the external auditors. The Audit Committee will meet with the external auditor during the planning phase of each annual audit and confirm the independence of the auditing firm. The chair of the Audit Committee will have the experience in accounting and financial reporting necessary to comply with the rules of the NASD as well an understanding of the compliance requirements of the Security and Exchange Commission. The other members of the Audit Committee will be able to read and understand fundamental financial statements, as required by the rules of the NASD. In order to protect the interests of stockholders, the chair will have the authority to request any information from the Company's management that is necessary for the Audit Committee and the Board to understand fully any action taken by the management. Further detailed responsibilities are set out in the Audit Committee Charter and in the Corporate Director's Guidebook (third edition) prepared by the American Bar Association.

         Compensation Committee

         The Compensation Committee establishes the compensation of executive officers and administers the Company's stock option and stock appreciation plans as well as the long-term incentive and management bonus programs. The Compensation Committee prepares an annual report on executive compensation to be included in the proxy statement relating to the annual meeting of the Company's stockholders. The chair of the Compensation Committee also leads the annual evaluation of the chief executive officer. If the Compensation Committee is composed solely of non-employee Directors within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, the Compensation Committee also will act as the Long-Term Incentive Plan Committee.

         Nominating Committee

         The duties of the Nominating Committee include the review of the performance of the current Directors and the selection of the slate of nominees to be recommended by the Board for election by the stockholders. The Nominating Committee also recommends to the Board the Directors the nominees for membership of the various Board committees and the nominees for the chair of such committees.

                                   APPENDIX B

                            OFFSHORE LOGISTICS, INC.
                             AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements as directed by the Board and (3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. In particular, the Chairman of the Audit Committee shall have accounting or related financial management expertise. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company.

The Audit Committee shall make regular reports to the Board.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

1. In conjunction with the Company's General Counsel, review and assess the adequacy of this Charter annually, recommend any proposed changes in this Charter to the Board for approval, and submit the Audit Committee Charter (with or without recommended changes) to the Board annually for yearly review and approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal financial controls that could significantly affect the Company's financial statements.

3. Review analyses prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the selection, application and disclosure of critical accounting policies and analyses of the effect of alternative assumptions, estimates or methods on the Company's financial statements.

4. Review with management and the independent auditor, the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

5. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements.

6. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

8. Recommend to the Board the appointment or replacement of the independent auditor, which firm is ultimately accountable to the Audit Committee, the Board, and the Shareholders.

9. Approve in advance the fees to be paid to the independent auditor for audit services.

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

10. Review, on an ongoing basis, whether it is appropriate to implement additional policies with respect to the Company's independent auditor and monitor compliance with the following policies established by the Audit Committee and the Board:

         (a) The Company's independent auditor will be disbarred from the provision of all non-audit services to the Company, except for the provision of tax advice, the amount of such tax services to be determined by the Audit Committee and specified in the Audit Committee's Statement of Audit Operational Principles.

         (b) The Company's independent auditor shall be considered for rotation, pursuant to an invitation to tender, on such rotation schedule as the Audit Committee shall recommend to the Board and the Board shall approve.

         (c) If the Company's incumbent independent auditor is retained to continue to act following the end of a specified rotation, the independent auditor's audit partner and lead manager for the Company shall be rotated from those individuals who are then serving in those positions, which rotation of personnel shall be reviewed by the Committee.

11. Receive annual reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the Auditor's independence and, if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

12. Evaluate together with the Board the performance of the independent auditor.

13. Review information from the Company's Chief Financial Officer with respect to (a) any former employee of any independent auditor of the Company who subsequently is employed by the Company and (b) any employee of the Company who is subsequently employed by any then or former independent auditor of the Company and recommend to the Board any appropriate guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account. Consider whether any services or benefits provided without cost to the Company or its employees by the Company's independent auditor are appropriate and whether specific limitations should be implemented with respect thereto.

14. Make inquiry of the national office of the independent auditor as to whether there were issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

15. Review the appointment and replacement of the senior internal auditing executive, if any

16. Review the significant reports to management prepared by the internal auditing department and management's responses, if any.

17. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

18. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

19. Review with the Company's Chief Financial Officer and the Company's independent auditor, at least annually and prior to the filing of the Company's Form 10-K, the legal entity structure of the Company, its subsidiaries, affiliates, joint ventures and investments.

20. Consider the advisability of the provision of an internal audit function, make recommendations to the Board in connection therewith, and, to the extent an internal audit function is implemented, review the internal audit program prepared by management in connection with the internal audit function.

21 Obtain reports from management, the Company's senior internal auditing executive, if any, and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements including disclosures of insider and affiliated party transactions.

22. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

23. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

24 Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

         (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

         (b) Any changes required in the planned scope of the internal audit, if any.

         (c) The internal audit department responsibilities, budget and staffing, if any.

25. Review and approve the report (drafted by Management on the Committee's behalf) required by the rules of the Security and Exchange Commission to be included in the Company's annual proxy statement.

26. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

27. Review with the Company's General Counsel, at least annually and prior to the filing of the Company's Form 10-K, legal and regulatory matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

28. Meet with the chief financial officer, the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent auditor.

                                   APPENDIX C

                            OFFSHORE LOGISTICS, INC.

                    1994 LONG-TERM MANAGEMENT INCENTIVE PLAN
                                  (as amended)

                                    ARTICLE I

                                     GENERAL

         SECTION 1.1 Purpose. The purpose of the Plan is to enable the Company to attract, retain and motivate officers and employees and to provide the Company, its Affiliates and its subsidiaries with the ability to provide incentives more directly linked to the profitability of the Company, its businesses and increases in stockholder value.

         SECTION 1.2 Definitions. For purposes of the Plan, the following terms are defined as set forth below:

         (a) "Affiliate" means a corporation or other entity controlled by the Company and designated by the Committee as such.

         (b) "Agreement" means the written agreement governing an Award under the Plan, in a form approved by the Committee, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

         (c) "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock, Deferred Stock, Other Stock-Based Award or a combination of any of these.

         (d)  "Board" means the Board of Directors of the Company.

         (e) "Cash Plan" means the Offshore Logistics, Inc. Annual Incentive Compensation Plan, as adopted by the Board effective December 31, 1993, subject to approval of the Stockholders of the Company at the 1994 Annual Meeting.

         (f)  "Cause" has the meaning set forth in Section 2.3(f).

         (g) "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 6.2 and 6.3, respectively.

         (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including any successor thereto.

         (i) "Commission" means the Securities and Exchange Commission or any successor agency.

         (j)  "Committee" means the Committee referred to in Section 1.3.

         (k)  "Company" means Offshore Logistics, Inc., a Delaware corporation.

         (l) "Date of Award" means the date of the Award of the Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock and/or Other Stock-Based Award as set forth in the applicable Agreement.

         (m)  "Deferred Stock" means an Award granted under Article IV.

         (n) "Disability" shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company, an Affiliate or a subsidiary thereof, for the Participant and in effect on the date of the onset of the Participant's Disability, unless the Committee determines otherwise, in its discretion, and sets forth an alternative definition or other means of determining when a Disability shall be deemed to occur in the applicable Agreement.

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

         (o) "Disinterested Person" means a member of the Board who qualifies as a disinterested person as defined in Rule 16b-3, as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

         (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         (q) "Fair Market Value" means, except as provided in Sections 2.3(g) and (h) and 2.4 (b)(iv)(2), as of any given date, the mean between the highest and lowest reported sales prices of the Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Stock is listed or on NASDAQ, or, in the event that the Stock is not quoted on any such system, the average of the closing bid prices per share of the Stock as furnished by a professional marketmaker making a market in the Stock designated by the Committee. If there is no regular public trading market for the Stock, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

         (r) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
              Section 422 of the Code.

         (s) "Non-Employee Director" means a member of the Board who qualifies as a Non-Employee Director as defined in Rule 16b-3(b)(3), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

         (t) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (u) "Other Stock-Based Award" means an Award under Article V that is valued in whole or in part by reference to, or is otherwise based on, Stock.

         (v) "Outstanding Stock Option" means a Stock Option granted to a Participant which has not yet been exercised and which has not yet expired or been cancelled or forfeited in accordance with its terms.

         (w) "Participant" means any employee who has met the eligibility requirements set forth in Section 1.4 and to whom an outstanding Award has been made under the Plan.

         (x) "Plan" means the Offshore Logistics, Inc. 1994 Long-Term Management Incentive Plan, as set forth herein and as hereafter amended from time to time.

         (y)  "Restricted Stock" means an Award granted under Article III.

         (z) "Retirement" shall mean the resignation or Termination of Employment after attainment of age 60, unless the Committee determines otherwise in its discretion and sets forth an alternative definition or other means of determining when Retirement shall be deemed to occur.

         (aa) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, and as amended from time to time.

         (bb) "Stock" means common stock, par value $.01 per share, of the Company.

         (cc) "Stock Appreciation Right" means a right awarded under Section
              2.4.

         (dd) "Stock Option" means an option awarded under Article II.

         (ee) "Termination of Employment" means the termination of the Participant's employment with the Company and any subsidiary or Affiliate. A Participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee of the Company or another subsidiary or Affiliate.

         In addition, certain other terms used in the Plan have definitions given to them in the first place in which they are used.

         SECTION 1.3 Administration of the Plan. The Plan shall be administered by the Long-Term Incentive Plan Committee of the Board or such other committee or subcommittee of the Board, composed of not fewer than two Non-Employee Directors, each of whom shall be appointed by and serve at the pleasure of the Board.

         The Committee shall have plenary authority to make Awards pursuant to the terms of the Plan to officers and employees of the Company and its subsidiaries and Affiliates.

         Among other things, the Committee shall have the authority, subject to the terms of the Plan:

         (a)  to select from among the class of eligible persons specified in
              Section 1.4 below the officers and employees to whom Awards may from time to time be granted;

         (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and Other Stock-Based Awards or any combination thereof are to be granted under the Plan;

         (c) to determine the number of shares of Stock to be covered by each Award;

         (d) to determine the terms and conditions of any Award, including, but not limited to, the Stock Option exercise price (subject to Section 2.2), any vesting restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine;

         (e) to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to performance goals and measurements applicable to performance-based Awards pursuant to the terms of the Plan;

         (f) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred; and

         (g) to determine under what circumstances a Stock Option may be settled in cash or Stock under Section 2.3(g).

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement relating thereto) and to otherwise supervise the administration of the Plan.

         The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to any officer of the Company the authority to make decisions pursuant to Section 2.3(a), (c), (f), Section 3.3, Section 3.4, Section 4.2 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to comply with the conditions for exemption from Section 16(b) of the Exchange Act and Rule 16b-3 thereunder) and (ii) authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

          Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants.

          Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

         SECTION 1.4 Eligible Persons Officers and employees of the Company, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries and Affiliates are eligible for Awards under the Plan; however, no Award shall be made to a director who is not an officer or a salaried employee of the Company or one of its subsidiaries or Affiliates.

         SECTION 1.5 Stock Subject to the Plan. The total aggregate number of shares of Stock that may be distributed under the Plan (whether reserved for issuance upon grant of Stock Options or Stock Appreciation Rights or granted as Restricted Stock, Deferred Stock or an Other Stock-Based Award) shall be 1,900,000, subject to adjustment pursuant to the terms of Section 6.4 of the Plan. In addition to the limitation set forth above, no more than 800,000 shares of Stock shall be cumulatively available for the grant of Incentive Stock Options over the entire term of the Plan. The shares of Stock shall be made available from authorized but unissued shares or shares issued and held in the treasury of the Company. The delivery of shares of Stock upon exercise of a Stock Option, Stock Appreciation Right or Other Stock-Based Award in any manner and the vesting of shares of Restricted Stock or Deferred Stock shall result in a decrease in the number of shares that thereafter may be issued for purposes of this Plan, by the net number of shares as to which the Stock Option, Stock Appreciation Right or Other Stock-Based Award is exercised or by the number of shares of Restricted Stock or Deferred Stock that vest. Shares of Restricted Stock or Deferred Stock that are forfeited and shares of Stock with respect to which Stock Options (and related Stock Appreciation Rights, if any) expire, are cancelled without being exercised or otherwise terminate without being exercised, or Stock Appreciation Rights exercised for cash, shall not be deemed awarded for purposes of this Section and shall again be available for distribution in connection with Awards under the Plan. To the extent not specified above, the Committee shall have the discretion to determine the manner in which shares shall be counted for purposes of calculating the number of shares available for distribution in connection with Awards under the Plan.

         SECTION 1.6 Agreements. Each Agreement (a) shall state the Date of Award and the name of the Participant, (b) shall specify the terms of the Award,
(c) shall be signed by the Participant and a person designated by the Committee,
(d) shall incorporate the Plan by reference and (e) shall be delivered to the Participant. The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee may deem advisable.

         SECTION 1.7 Limit on Annual Grants to Participants. The maximum aggregate number of shares of Stock that may be awarded under the Plan to any Participant (whether reserved for issuance upon grant of Stock Options or Stock Appreciation Rights or granted as Restricted Stock, Deferred Stock or other Award) during any fiscal year is 100,000.

                                   ARTICLE II

                     PROVISIONS APPLICABLE TO STOCK OPTIONS

         SECTION 2.1 Grants of Stock Options. Stock Options may be granted alone or in addition to other Awards under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

         Each Stock Option shall be evidenced by an Agreement, the terms and provisions of which may differ. The Agreement shall specify the number of Stock Options granted, the exercise price of such Stock Options, whether such Stock Options are intended to be Incentive Stock Options or Non-Qualified Stock Options and the period during which such Stock Options may be exercised and shall contain such other provisions as the Committee may determine. The Company shall notify a Participant of any Award of a Stock Option, and a written option Agreement or Agreements shall be duly executed and delivered by the Company and the Participant. Such Agreement or Agreements shall become effective upon execution by the Participant.

         Stock options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable.

         SECTION 2.2 Exercise Price. At the time the Stock Option is granted, the Committee shall establish the per share exercise price for each Stock Option granted, except that the exercise price with respect to Non-Qualified Stock Options shall not be less than 50% of the Fair Market Value of a share of Stock on the Date of Award and except that, with respect to an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the Date of Award. The exercise price will be subject to adjustment in accordance with the provisions of Section 6 of the Plan.

         SECTION 2.3 Exercise of Stock Options.

         (a) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the committee may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

         (b) Option Period. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the Date of Award of the Stock Option.

         (c) Method of Exercise. Subject to the provisions of this Section, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased. The option price of Stock to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent set forth in the option Agreement, may also be paid by one or more of the following: (i) in the form of unrestricted Stock already owned by the optionee (and, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; provided, that such stock has been held by the optionee for at least six months, and provided, further, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock may be authorized only at the time the Stock Option is granted; (ii) by requesting the Company to withhold from the number of shares of Stock otherwise issuable upon exercise of the Stock Option that number of shares having an aggregate fair market value on the date of exercise equal to the exercise price for all of the shares of Stock subject to such exercise; or (iii) by a combination thereof, in each case in the manner provided in the option Agreement. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise shall equal the number of shares of Restricted Stock used for payment of the option exercise price and shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee.

              In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made in such other manner as may be authorized from time to time by the Committee, including without limitation (i) payment in the form of an installment note or (ii) payment made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

              No shares of Stock shall be issued until full payment therefore has been made and a Participant shall have no rights as a stockholder of the Company with respect to Stock subject to such option before the issuance of the shares of Stock upon the exercise of the option.

          (d) Limited Transferability of Stock Options. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Non-Qualified Stock Option, as otherwise expressly permitted under the applicable option agreement including, if so permitted, pursuant to a gift to such optionee's spouse, children, or other family members, whether directly or indirectly or by means of a trust or partnership or otherwise. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the optionee, the guardian or legal representative of the optionee, or any person to whom such option is transferred pursuant to the preceding sentence, it being understood that the term "holder" and "optionee" include such guardian, legal representative and other transferee.

         (e) Forfeiture of Options Upon Termination of Employment for Cause. If a Participant's employment ends because of a Termination of Employment for Cause, then unless the Committee, in its discretion, determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such Termination of Employment.

         (f) Exercise in the Event of Termination of Employment, Retirement, Death or Permanent Disability. If (i) there occurs a Termination of Employment by reason of the voluntary termination by the Participant or the termination by the Company or any of its Affiliates or subsidiaries (other than for Cause) the Participant's Outstanding Stock Options may be exercised to the extent then exercisable or on such accelerated basis as the Committee may determine, until the earlier of three months after the date of such termination (or such longer period as may be determined by the Committee in its discretion before the expiration of such three-month period) or the expiration of such Stock Options, (ii) a Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised to the extent exercisable at the date of death or on such accelerated basis as the Committee may determine, by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution until the earlier of one year after such death (or such longer period as may be determined by the Committee, in its discretion, before the expiration of such one-year period) or the expiration of such Stock Options and (iii) the Disability or Retirement of the Participant occurs, then the Participant may exercise his Outstanding Stock Options to the extent exercisable upon date of the onset of such Disability or Retirement or on such accelerated basis as the Committee may determine, until the earlier of one year after such date (or such longer period as may be determined by the Committee in its discretion before the expiration of such one-year period) or the expiration of such Stock Options. Unless otherwise determined by the Committee, for the purposes of the Plan "Cause" shall mean cause as such term or a similar term is defined in any employment agreement applicable to the Participant, or if there is no such employment agreement or if such employment agreement contains no such term, (i) a failure or refusal by a Participant to substantially perform a material duty of such Participant's employment or (ii) the commission by the Participant of a felony or the perpetration by the Participant of a dishonest act or common law fraud against the Company or any Affiliate or subsidiary thereof. Upon the occurrence of an event described in clauses (i), (ii) or (iii) of this Section 2.3(f), unless the Committee accelerates vesting, all rights with respect to Stock Options that are not vested as of such event will be relinquished. Anything in this Section 2.3(f) to the contrary notwithstanding, no Stock Option shall be exercisable after the earlier to occur of (i) the expiration of the option period set forth in the applicable Agreement or (ii) the tenth anniversary of the Date of Award thereof. If the optionee's employment terminates due to death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (g) Buy Out of Stock Option. On or before receipt of written notice of exercise, the Committee may elect to buy out all or part of the portion of the shares of Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price times the number of shares of Stock for which to the option is being exercised on the effective date of such buy out.

         (h) Change in Control Cash Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of Award, an optionee shall have the right (whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Stock being purchased under the Stock Option) by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Stock on the date of such election shall exceed the option exercise price (the "Spread") multiplied by the number of shares of Stock granted under the Stock Option as to which the right granted under this
              Section 2.3(h) shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this Section 2.3(h) would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

         (i) Replacement Options. The Committee may provide either at the time of Award or subsequently that a Stock Option includes the right to acquire a replacement option. A Stock Option which provides for the Award of a replacement option shall entitle the Participant, upon exercise of the Stock Option (in whole or in part) before the Termination of Employment of the Participant and satisfaction of the option exercise price in shares of Stock held by the Participant, to receive a replacement option. In addition to any other terms and conditions the Committee deems appropriate, the replacement option shall be subject to the following terms: the number of shares of Stock shall not exceed the number of whole shares used to satisfy the exercise price of the original Stock option and the number of whole shares, if any, withheld by the Company as payment for withholding taxes, the Date of Award of the replacement option will be the date of the exercise of the original Stock Option, the replacement option exercise price per share shall be the Fair Market Value on the Date of Award of the replacement option, the replacement option shall be exercisable no earlier than six months after the Date of Award of the replacement option, the term of the replacement option will terminate on the same date that the original Stock Option would have terminated had it not been exercised and the replacement option shall be a Non-Qualified Stock Option and shall otherwise meet all conditions of the Plan.

         SECTION 2.4  Stock Appreciation Rights.

         (a) Grant and Exercise. Stock Appreciation Rights may be awarded in conjunction with all or part of any Stock Option awarded under the Plan or separately and without reference to any related Stock Option. In the case of a Non-Qualified Stock Option, such rights may be awarded either at or after the award of the Stock Option. In the case of an Incentive Stock Option, such rights may be awarded only at the time of award of the Stock Option. A Stock Appreciation Right or applicable portion thereof awarded with respect to a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify where a Stock Appreciation Right is awarded with respect to fewer than the full number of shares covered by a related Stock Option. A Stock Appreciation Right may be exercised by an optionee in accordance with this Section by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 2.4(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

         (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the Plan, as shall be determined from time to time by the Committee, including the following:

           (i) Stock Appreciation Rights shall be exercisable only in accordance with the provisions of Section 2.3 and this Section
                 2.4 and, if awarded in tandem with Stock Options, only at the times and to the extent that the Stock Options to which they relate are exercisable.

           (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both, equal in aggregate value to the excess of the Fair Market Value of one share of Stock over the option exercise price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise.

           (iii) Stock Appreciation Rights shall be transferable only if granted in tandem with Stock Options and then only to permitted transferees of the underlying Stock Option in accordance with
                 Section 2.3(d).

          (c) In its discretion, the Committee may award "Limited" Stock Appreciation Rights under this Section (i.e., Stock Appreciation Rights that become exercisable only if a Change in Control occurs), subject to such terms and conditions as the Committee may specify at the time of the Award. Such Limited Stock Appreciation Rights shall be settled solely in cash. The Committee may also, in its discretion, provide that the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right
          shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at the time of the Award.

                                   ARTICLE III

                    PROVISIONS APPLICABLE TO RESTRICTED STOCK

         SECTION 3.1 Awards of Restricted Stock. The Committee may condition the Award of Restricted Stock upon the attainment of specified performance goals of the Participant or of the Company or Affiliate, subsidiary, division or department of the Company for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

         SECTION 3.2 Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

                "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the 1994 Long-Term Management Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Offshore Logistics, Inc., 224 Rue de Jean, P.O. Box 56, Lafayette, Louisiana 70505."

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

         SECTION 3.3 Terms, Conditions and Restrictions. Shares of Restricted Stock shall be subject to the following terms, conditions and restrictions:

          (a) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to below in Section 3.3(f), during a period set by the Committee, commencing with the Date of Award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise dispose of or encumber shares of Restricted Stock. The Committee may provide for the lapse of such restrictions in installments or otherwise and may accelerate or waive such restrictions, in whole or in part, in each case based on period of service, performance of the Participant or of the Company or the Affiliate, subsidiary, division or department for which the Participant is employed or based on such other factors or criteria as the Committee may determine, in its discretion.

         (b) Except to the extent otherwise provided in the applicable Restricted Stock Agreement, upon the Participant's Termination of Employment due to the Participant's death, Disability or Retirement, all remaining restrictions with respect to all of the Participant's shares of Restricted Stock shall lapse, and all of the Participant's shares of Restricted Stock shall become free of all restrictions and become fully vested and freely transferable to the full extent of the original grant.

         (c) Except to the extent otherwise provided in the applicable Restricted Stock Agreement or Sections 3.3, 3.4 and 6.1, upon a Participant's Termination of Employment for any reason during the Restriction Period other than due to the Participant's death, Disability or Retirement, all shares of Restricted Stock still subject to the Restriction Period shall be forfeited by the Participant; provided, however, that except to the extent otherwise provided in Section 6.1, in the event of Termination of Employment of a Participant for any other reason, the Committee shall have the discretion to waive in whole or in part any or all of such remaining restrictions with respect to any or all of such Participant's shares of Restricted Stock.

         (d) Except as provided in this Article III or in the Restricted Stock Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 7.8 of the Plan, (i) cash dividends on the shares of Stock that are the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional shares of Restricted Stock, and (ii) dividends payable in Stock shall be paid in the form of Restricted Stock.

         (e) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the Participant.

         (f) Each Award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

         SECTION 3.4 Restricted Stock Awards to Cash Plan Participants in Lieu of Annual Incentive Award.

         (a) Eligibility. All of the participants in the Cash Plan are eligible to be granted Restricted Stock Awards under this section of the Plan in accordance with this Restricted Stock Feature, which is to be used in conjunction with the Cash Plan.

         (b) Petition to Receive Annual Incentive in Restricted Stock in Lieu of Cash Payment. Except as may be otherwise determined by the Committee in its discretion from time to time, participants in the Cash Plan may make a request to the Committee to receive all or any portion of their Annual Incentive Award (as defined in the Cash Plan) in the form of shares of Restricted Stock. Once made with respect to a particular fiscal year, the request is irrevocable. The Committee shall have the absolute authority in its discretion to grant or deny each such request.

         (c) Timing of Request. Except as may be otherwise provided by the Committee in its discretion, the Request must be made in writing on a form to be provided by the Committee and must be received by the Company at its offices before the beginning of the fiscal year with respect to which the Annual Incentive Award pertains.

         (d) Premium. For each request granted by the Committee, the Participant will receive the applicable portion of the Annual Incentive Award in the form of shares of Restricted Stock (the "Base Shares of Restricted Stock"), plus a premium of 20% additional shares of Restricted Stock ("Premium Shares of Restricted Stock"), calculated as follows:

              Amount of Incentive Award To Be
              Cancelled and Converted to        X 1.20 =   Number of Shares
              Shares of Restricted Stock                     Restricted Stock
              --------------------------
              30 Day Trailing Average                        (rounded to nearest
              Closing Stock Price At                         highest even share)
              June 30 of Preceding
              Fiscal Year

              provided that for the fiscal year ended 1994, the number of shares of Restricted Stock to be awarded shall be calculated based on the 30 day trailing average closing stock price at December 31, 1993 (i.e., the 30 day period preceding the effective date of the Cash
              Plan).

         (e) Except as may be otherwise provided by the Committee and set forth in the Restricted Stock Agreement and subject to the provisions of the Plan, the Restriction Period shall be three years from the Date of Award for Awards made with respect to the fiscal year ended 1994, and 30 months for Awards made with respect to subsequent fiscal years.

         (f) Modified Forfeiture Restrictions. In lieu of the restrictions set forth above in Section 3.3, except as otherwise set forth in
              Section 6.1 and unless otherwise provided in the Restricted Stock Agreement and/or unless waived by the Committee, (i) upon the Participant's Termination of Employment due to death, Disability or Retirement, all remaining restrictions with respect to the Participant's Base Shares of Restricted Stock and the Participant's Premium Shares of Restricted Stock shall lapse and all of such shares shall become fully vested, free of all restrictions and freely transferable to the full extent of the original Award, (ii) if the Participant incurs a Termination of Employment for "Cause" or by reason of the Participant's voluntary resignation, all Base Shares of Restricted Stock as well as all Premium Shares of Restricted Stock still subject to the Restriction Period shall be forfeited by the Participant, and (iii) if the Participant incurs a Termination of Employment other than by reason of death, Disability or Retirement and other than for "Cause" or by reason of the Participant's voluntary resignation, all Base Shares of Restricted Stock shall be free of all restrictions, fully vested and freely transferable to the full extent of the original Award, but all Premium Shares of Restricted Stock still subject to the Restriction Period shall be forfeited by the Participant.

                                   ARTICLE IV

                     PROVISIONS APPLICABLE TO DEFERRED STOCK

         SECTION 4.1 Awards of Deferred Stock. Awards of Deferred Stock may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible Participants to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred and the other terms and conditions of the award in addition to those set forth in
Section 4.2. The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

         SECTION 4.2 Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Article IV shall be subject to the following terms and conditions:

         (a) Subject to the provisions of this Plan and except as may be otherwise provided in the Award Agreement referred to in Section 4.2(e) below, Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered during the Deferral Period. At the expiration of the Deferral Period, where applicable), share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock Award.

         (b) Unless otherwise determined by the Committee at the time the Award is made, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the Award by the Committee, in its sole discretion.

         (c) Subject to the provisions of the Award Agreement and this Article IV, if the Participant incurs a Termination of Employment for any reason during the Deferral Period for a given Award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after the Award is made

         (d) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after making the Award, accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such Award.

         (e) Each Award shall be confirmed by, and subject to the terms of, a Deferred Stock Agreement executed by the Company and the Participant.

         SECTION 4.3 Minimum Value Provisions. In order to better ensure that Award payments actually reflect the performance of the Company and service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

                                    ARTICLE V

                            OTHER STOCK-BASED AWARDS

         SECTION 5.1 Administration. Other Awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to book value or Affiliate or subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock granted under the Plan and/or cash awards made outside of the Plan. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Stock to be awarded pursuant to such Awards and all other conditions of the Awards. The Committee may also provide for the Award of Stock upon the completion of a specified performance period.

         SECTION 5.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article V shall be subject to the following terms and conditions:

         (a) Subject to the provisions of this Plan and the Award Agreement referred to in Section 5.2(e) below, shares of Stock subject to Awards made under this Article V may not be sold, assigned, transferred, pledged or otherwise encumbered before the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

         (b) Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at the time it makes the Award, the recipient of an Award under this Article V shall be entitled to receive, currently or on a deferred or restricted basis, interest or dividend equivalents with respect to the number of shares of Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

         (c) Any Award under this Article V and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

         (d) In the event of the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations and restrictions imposed hereunder (if any) with respect to any or all of an Award under this Article V.

         (e) Each Award under this Article V shall be confirmed by, and subject to the terms of, an Agreement by the Company and by the Participant.

         (f) Stock (including securities convertible into Stock) issued on a bonus basis under this Article V may be issued for no cash consideration; Stock (including securities convertible into Stock) to be purchased pursuant to a purchase right awarded under this
              Article V shall be priced at least 50% of the Fair Market Value of the Stock on the Date of Award.

                                   ARTICLE VI

           EFFECT OF CERTAIN CORPORATE CHANGES AND CHANGES IN CONTROL

         SECTION 6.1 Impact of Event. Notwithstanding any other provision of the Plan to the contrary but subject to the limitations of Section 7.10 of this Plan, in the event of a Change in Control:

         (a) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

         (b) The restrictions and deferral limitations applicable to any still outstanding Restricted Stock, Deferred Stock and Other Stock-Based Awards (in each case to the extent not already vested under the Plan) shall lapse, and such shares and Awards shall become free of all restrictions and become fully vested and transferable to the full extent of the original Award.

         SECTION 6.2 Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

         (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either
              (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control; (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 6.2; or

         (b) Individuals who, as of the Effective Date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50.1% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         SECTION 6.3 Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (a) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on NASDAQ, as applicable, during the 60-day period prior to and including the date of a Change in Control and (b) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

         SECTION 6.4 Dilution and Other Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of Stock, grants of options, warrants or rights to purchase Stock (other than pursuant to the Plan), extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, the Committee may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other substitution or adjustments in the consideration receivable upon exercise, or take such other action, as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.1 No Rights to Awards or Continued Employment. No employee shall have any claim or right to receive Awards under the Plan. Neither the adoption of the Plan nor any action taken pursuant to the Plan shall confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or any subsidiary or Affiliate to terminate the employment of any employee at any time.

         SECTION 7.2 Restriction on Transfer and Additional Conditions.

         (a) All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee in its sole discretion may deem advisable, including without limitation, restrictions under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to any such restrictions. Before making any transfer or disposition of Stock issued pursuant to the Plan, the Committee may require a Participant to provide written notice to the Company describing the manner of such proposed disposition or transfer and such other information as shall be necessary for counsel to the Company to determine whether registration of any such Stock is required. Such proposed disposition or transfer, in the absence of an effective registration statement covering such Stock or an opinion of counsel to the Company that such registration is not required, shall not be permitted. Each Participant shall agree to indemnify and hold harmless the Company from and against all liability, cost and expense (including attorneys' fees) suffered and incurred by the Company as a result of any disposition or transfer of the shares in violation of any federal or state securities or blue sky law or any other law, rule or regulation.

         (b) Anything in the Plan to the contrary notwithstanding (a) the Committee may, if it determines it is necessary or desirable for any reason, at the time of any Award the issuance of any shares of Stock pursuant thereto, require a Participant as a condition of receipt thereof or receipt of shares of Stock issued pursuant to the terms of the Award, to deliver to the Company a written representation of present intention to acquire the Award or the shares of the Stock issuable pursuant to the Award for the Participant's own account for investment and not for distribution,
              (b) the Company shall have no obligation to issue shares of Stock except in accordance with applicable law and (c) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Award or the shares of Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of any Award or the issuance of shares of Stock pursuant thereto, such Award shall not be granted or such shares of Stock shall not be issued, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Company.

         SECTION 7.3 Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Stock.

         SECTION 7.4 Stockholder Rights. No Award under the Plan shall entitle a Participant or beneficiary to any rights of a holder of shares of Stock, except as provided in Article III with respect to Restricted Stock or upon the delivery of share certificates to a Participant upon exercise of a Stock Option or upon the delivery of share certificates in settlement of a Stock Appreciation Right.

         SECTION 7.5 No Restriction on Right of Company to Effect Corporate Changes. The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stock whose rights are superior to or affect the Stock or the rights thereof or which are convertible into or exchangeable for Stock, or the dissolution or liquidation or the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

         SECTION 7.6 Unfunded Status of Plan. It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may, but shall have no obligation to, authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Nothing contained in this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person.

         SECTION 7.7 First Refusal Right. At the time of grant, the Committee may provide in connection with any grant made under the Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell at the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

         SECTION 7.8 Dividend Reinvestment. The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 1.5 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

         SECTION 7.9 Beneficiaries. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid. If no beneficiary is designated by the Participant or if no beneficiary designated by the Participant is living at the time such a payment is due, payments shall be made to the Participant's estate.

                                  ARTICLE VIII

                         TERM, AMENDMENT AND TERMINATION

         Unless previously terminated pursuant to this Article VIII, the Plan shall terminate on December 9, 2004, and no further Awards may be made hereunder after such date. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part. No amendment, alteration or discontinuation shall be made that would without the recipient's consent, impair the rights of any recipient of an Award theretofore granted, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3. Also, the Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any recipient without the recipient's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

         Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

                                   ARTICLE IX

                                 INTERPRETATION

          SECTION 9.1 Compliance with Governmental Regulations. The Plan, and all Awards hereunder, shall be subject to and shall be administered and interpreted in order to comply with, all applicable rules and regulations of governmental or other authorities as amended from time to time, including without limitation Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder, with respect to persons subject to Section 16 of the Exchange Act.

         SECTION 9.2 Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

         SECTION 9.3 Governing Law. The Plan and all Awards made and actions taken hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                    ARTICLE X

                     EFFECTIVE DATE AND STOCKHOLDER APPROVAL

         The Plan shall be effective as of the date it is approved by the stockholders (the "Effective Date"), and stockholder approval shall be sought at the first annual meeting of stockholders following the adoption of the Plan by the Board. If stockholder approval is not obtained on or before the date of such annual meeting, the Plan and all Awards thereunder shall be void ab initio and of no effect. No Stock Option or Stock Appreciation Right shall be exercisable and no Restricted Stock, Deferred Stock or other Award shall vest until the date of such stockholder approval.

                            OFFSHORE LOGISTICS, INC.

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned stockholder of Offshore Logistics, Inc., a Delaware corporation, hereby appoints George M. Small and H. Eddy Dupuis, and each of them, proxies with power of substitution to vote and act for the undersigned, as designated on the reverse side, with respect to the number of shares of the Common Stock the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Four Seasons Hotel, Houston, Texas, on Monday, September 16, 2002, at 10:00 a.m., and at any adjournments thereof, and, at their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS SPECIFIED WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OF THE COMPANY.

     The Board of Directors of the Company recommends that you vote FOR each of the nominees listed on the reverse side for election as Directors of the Company, FOR ratification of the appointment of KPMG LLP as the Company's independent auditors for fiscal year 2003, and FOR approval of the proposal to amend the Offshore Logistics, Inc. 1994 Long Term Management Incentive Plan, increasing the number of shares authorized under the plan by one million shares.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                                                        Please mark     [X]
                                                        your votes as
                                                        indicated in
                                                        this example



1) Election of the following nominees as Directors:
       FOR                     WITHHOLD
   all nominees            for all nominees
       [ ]                       [ ]


Withhold for the following only: (Write the name(s) of the nominee(s) below)

01 Peter N. Buckley, 02 Stephen J. Cannon 03 Jonathan H. Cartwright,
04 David M. Johnson, 05 Kenneth M. Jones, 06 Pierre H. Jungels, CBE,
07 George M. Small, 08 Ken C. Tamblyn, 09 Robert W. Waldrup and 10 Howard Wolf.

                                                   FOR     AGAINST     ABSTAIN
2) Ratify the appointment of KPMG, LLP             [ ]       [ ]         [ ]
   as the Company's independent auditors for fiscal year 2003.

3) Approval of proposal to amend the Offshore      [ ]       [ ]         [ ]
   Logistics, Inc. 1994 Long Term Management
   Incentive Plan, increasing the number of shares authorized under that plan by one million shares.


The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

 Dated:                               , 2002
       -------------------------------

 -------------------------------------------
 Signature

 -------------------------------------------
 Signature

Please mark, date and sign as your account name appears and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, etc., you should indicate same when signing. If the signer is a corporation or partnership, please sign the full corporate name or partnership name by duly authorized officer or person. If the shares are held jointly, each joint stockholder named should sign.

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

             Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


         Internet                       Telephone                       Mail
http://www.eproxy.com/olog           1-800-435-6710

Use the Internet to vote        Use any touch-tone              Mark, sign and date
your proxy. Have your           telephone to vote your            your proxy card
proxy card in hand when         proxy. Have your proxy                  and
you access the web site.   OR   card in hand when you    OR      return it in the
You will be prompted to         call. You will be              enclosed postage-paid
enter your control              prompted to enter your               envelope.
number, located in the          control number, located
box below, to create and        in the box below, and
submit an electronic            then follow the
ballot.                         directions given.



           If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.